Index to Financial Statements


                                                                            Page
                                                                            ----

FSP Willow Bend Office Center Corp.

Index to financial statements as of December 31, 2005, 2004 and 2003......   F-2


FSP Innsbrook Corp.

Index to financial statements as of December 31, 2005, 2004 and 2003......  F-16

Index to statements of revenue over certain operating expenses for the period January 1, 2003 to July 16, 2003 and for the year ended
      December 31, 2002...................................................  F-30


FSP 380 Interlocken Corp.

Index to financial statements as of December 31, 2005, 2004 and 2003......  F-35

Index to statements of revenue over certain operating expenses for the period January 1, 2003 to August 14, 2003 and for the year ended
      December 31, 2002...................................................  F-50


FSP Blue Lagoon Corp.

Index to financial statements as of December 31, 2005 and 2004............  F-55

Index to statements of revenue over certain operating expenses for the period January 1, 2003 to November 5, 2003 and for the year ended
      December 31, 2002...................................................  F-69


FSP Eldridge Green Corp.

Index to financial statements as of December 31, 2005 and 2004............  F-74

Index to statements of revenue over certain operating expenses for the period January 1, 2004 to January 15, 2004 and for the years ended
      December 31, 2003 and 2002..........................................  F-88

                       FSP Willow Bend Office Center Corp.
                              Financial Statements
                        December 31, 2005, 2004 and 2003

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report.............................................    F-3

Balance Sheets as of December 31, 2005 and 2004..........................    F-4

Statements of Operations for the years ended December 31, 2005,
      2004 and 2003......................................................    F-5

Statements of Changes in Stockholders' Equity for the years ended
      December 31, 2005, 2004 and 2003...................................    F-6

Statements of Cash Flows for the years ended December 31, 2005,
      2004 and 2003......................................................    F-7

Notes to Financial Statements............................................    F-8

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Willow Bend Office Center Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP Willow Bend Office Center Corp. as of December 31, 2005 and 2004 and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2005 2004 and 2003.These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Willow Bend Office Center Corp. as of December 31, 2005, and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005, 2004 and 2003 in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
March 1, 2006

                       FSP Willow Bend Office Center Corp.
                                 Balance Sheets

                                                                                            December 31,
                                                                                    ------------------------------
(in thousands,except shares and par value amounts)                                    2005                 2004
==================================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                            $ 2,737              $ 2,737
     Buildings and improvements                                                       15,497               15,497
------------------------------------------------------------------------------------------------------------------
                                                                                      18,234               18,234

     Less accumulated depreciation                                                     2,095                1,545
------------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                          16,139               16,689

Cash and cash equivalents                                                                677                  621
Cash-funded reserves                                                                   1,041                1,062
Restricted cash                                                                          129                  254
Tenant rent receivable                                                                    47                   43
Step rent receivable                                                                     509                  480
Deferred leasing costs, net of accumulated amortization
      of $228 and $101, respectively                                                     356                  482
Prepaid expenses and other assets                                                         23                   14
------------------------------------------------------------------------------------------------------------------

      Total assets                                                                   $18,921              $19,645
==================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                $   433              $   371
Distributions payable                                                                     --                  273
Tenant security deposits                                                                 129                  254
------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                   562                  898
------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                            --                   --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 206 shares
       authorized, issued and outstanding                                                 --                   --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                                --                   --
     Additional paid-in capital                                                       18,900               18,900
     Retained deficit and distributions in excess of earnings                           (541)                (153)
------------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                       18,359               18,747
------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                      $18,921              $19,645
==================================================================================================================

                 See accompanying notes to financial statements.

                       FSP Willow Bend Office Center Corp.
                            Statements of Operations

                                                                                  For the Year Ended December 31,
                                                                            --------------------------------------------
(in thousands, except shares and per share amounts)                           2005              2004             2003
========================================================================================================================

Revenues:
     Rental                                                                   $2,129          $ 3,900            $1,526
------------------------------------------------------------------------------------------------------------------------

        Total revenue                                                          2,129            3,900             1,526
------------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                                   860              647               647
     Real estate taxes and insurance                                             334              348               322
     Depreciation and amortization                                               677              490               404
------------------------------------------------------------------------------------------------------------------------

       Total expenses                                                          1,871            1,485             1,373
------------------------------------------------------------------------------------------------------------------------

Income before interest income                                                    258            2,415               153

Interest income                                                                   48               12                16
------------------------------------------------------------------------------------------------------------------------

Net income attributable to preferred stockholders                               $306           $2,427              $169
========================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                           206              206               206
========================================================================================================================

Net income per preferred share, basic and diluted                             $1,485          $11,782            $  820
========================================================================================================================

                 See accompanying notes to financial statements.

                       FSP Willow Bend Office Center Corp.
                  Statements of Changes in Stockholders' Equity
              For the Years Ended December 31, 2005, 2004 and 2003

                                                                            Retained Deficit
                                                            Additional      and Distributions        Total
                                   Preferred    Common        Paid-in         in Excess of       Stockholders'
(in thousands)                       Stock       Stock        Capital           Earnings            Equity
================================================================================================================

Balance, December 31, 2002           $ --        $ --         $18,900            $(1,471)          $17,429

Distributions                          --          --             --                (607)             (607)

Net income                             --          --             --                 169               169
----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003             --          --          18,900             (1,909)           16,991

Distributions                          --          --             --                (671)             (671)

Net income                             --          --             --               2,427             2,427
----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004             --          --          18,900               (153)           18,747

Distributions                          --          --             --                (694)             (694)

Net income                             --          --             --                 306               306
----------------------------------------------------------------------------------------------------------------

Balance, December 31, 2005             $ --        $ --        $18,900           $  (541)          $18,359
================================================================================================================

                 See accompanying notes to financial statements.

                       FSP Willow Bend Office Center Corp.
                            Statements of Cash Flows

                                                                          For the Years Ended December 31,
(in thousands)                                                        2005              2004             2003
=================================================================================================================

Cash flows from operating activities:
     Net Income                                                       $  306           $2,427             $ 169
     Adjustments to reconcile net income to net cash
         provided by operating activities:
             Depreciation and amortization                               677              490               404
          Changes in operating assets and liabilities:
             Cash-funded reserves                                         21             (587)              540
             Restricted cash                                             125             (186)              (53)
             Tenant rent receivable                                       (4)             (43)              137
             Step rent receivable                                        (29)            (400)              (80)
             Prepaid expenses and other assets                            (9)              (5)               21
             Accounts payable and accrued expenses                        62               47              (128)
             Tenant security deposits                                   (125)             186                53
             Payment of deferred leasing costs                            (1)            (413)             (170)
-----------------------------------------------------------------------------------------------------------------

                  Net cash provided by operating activities            1,023            1,516               893
-----------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                       --             (863)             (230)
-----------------------------------------------------------------------------------------------------------------

                  Net cash used for investing activities                  --             (863)             (230)
-----------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Distributions to stockholders                                      (967)            (535)             (618)
-----------------------------------------------------------------------------------------------------------------

                  Net cash used for financing activities                (967)            (535)             (618)
-----------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                 56              118                45

Cash and cash equivalents, beginning of year                             621              503               458
-----------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                $  677           $  621             $ 503
=================================================================================================================

Supplemental disclosure of cash flow information:

Disclosure of non-cash financing activities:
     Distributions declared but not paid                              $   --           $  273             $ 137

                See accompanying notes to financial statements.

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements

1.    Organization

FSP Willow Bend Office Center Corp. (the "Company") was organized on December 13, 2000 as a Corporation under the laws of the State of Delaware to purchase, own and operate a commercial building located in Plano, Texas (the "Property"). The Property consists of a two-story office building containing 116,600 total square feet of space situated on approximately 7 acres of land. The Company acquired the Property on December 15, 2000 and will operate in a manner intended to qualify as a real estate investment trust ("REIT") for federal income tax purposes.

2.    Summary of Significant Accounting Policies

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2004 and 2003 financial statements has been reclassified to conform to the 2005 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight line method over the assets' estimated useful lives as follows:

         Category                               Years
         --------                               -----
         Building - Commercial                    39
         Building Improvements                  15-39
         Furniture and equipment                 5-7

Depreciation expense amounted to $550,000, $417,000, and $376,000 for the years ended December 31, 2005, 2004 and 2003, respectively.

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2005 and 2004, no such indicators of impairment were identified.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid debt instruments with an initial maturity of three months or less to be cash equivalents.

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the years ended December 31, 2005, 2004 and 2003 rental income was derived from various tenants. Future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

The following tenants represent greater than 10% of total revenue:

                                              2005         2004        2003
      Quadrem US, Inc.                         19%         14%          31%
      Bluegreen Vacations                      15%         15%          --
      Coastal Capital Corp.                    10%         10%          13%
      Prelude Systems, Inc                     19%         19%          16%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

TENANT RENT RECEIVABLE

Tenant rent receivable is reported at the amount the Company expects to collect on balances outstanding at year-end. The Company provides an allowance for doubtful accounts based on its estimate of a tenant's ability to make future rent payments. The computation of this allowance is based in part on the tenant's payment history and current credit status. In 2003, an amount of $27,000 was written off as a bad debt.

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company is $509,000 and $480,000 at December 31, 2005 and 2004, respectively.

DEFERRED LEASING COSTS

Deferred leasing commissions represent direct and incremental external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the terms of the related lease agreements. Amortization expense was $128,000, $73,000 and $28,000 for the years ended December 31, 2005, 2004 and 2003, respectively. Detail of the deferred leasing costs as of December 31,2005:

      (in thousands)                        2005          2004
      --------------                      ---------------------

      Costs                                $ 584         $ 583
      Accumulated Amortization              (228)         (101)
                                          ---------------------
      Book Value                           $ 356         $ 482
                                          =====================

The estimated annual amortization expense for the five years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------

           2006                                    $   121
           2007                                    $   111
           2008                                    $    80
           2009                                    $    42
           2010                                    $     2

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $1,700,167 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating leases. Rental income from leases, which may include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                                          Years Ended
                                                          December, 31
(in thousands)                                   2005         2004        2003
================================================================================

Income from leases                              $1,872       $1,337      $1,327
Bankruptcy settlement [1]                           --        2,032          --
Step rent adjustment                                29          400          80
Reimbursable expenses                              228          131         119
--------------------------------------------------------------------------------
     Total                                      $2,129       $3,900      $1,526
================================================================================

(1) Bankruptcy settlement received relative to former tenant, Pacific USA Holdings Corporation.

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2005, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor any related distributions.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2000, the Company incurred a net operating loss for income tax purposes of approximately $236,000 that can be carried forward until it expires in the year 2020.

At December 31, 2005, the Company's net tax basis of its real estate assets was $16,254,000.

The following schedule reconciles GAAP net income to taxable income subject to dividend requirements:

(in thousands)                                         2005       2004     2003
================================================================================

GAAP net income                                       $ 306    $ 2,427    $ 169

Add: Book depreciation and amortization                 677        490      404
Deferred Rent                                            39         --       --
Less:  Tax depreciation and amortization               (611)    (2,404)    (409)
Bad debts                                                --       (480)      --
Step rents                                              (29)      (400)     (80)
--------------------------------------------------------------------------------
Taxable income subject to dividend requirement        $ 382    $  (367)   $  84
================================================================================

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements

3.    Income Taxes (continued)

The following schedule summarizes the tax components of the distributions paid for the years ended December 31:

(in thousands)                      2005                  2004                 2003
                            --------------------  -------------------  -------------------
                            Preferred      %      Preferred      %     Preferred      %
                            ---------  ---------  ---------  --------  ---------  --------
Ordinary income                $338       35%       $386         73%      $100        16%
Return of Capital               629       65%        149         27%       518        84%

                            ---------  ---------  ---------  --------  ---------  --------
Total                          $967      100%       $535        100%      $618       100%
                            =========  =========  =========  ========  =========  ========

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of shares of Preferred Stock ("Shares") is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2005, 2004 and 2003 fees incurred under the agreement were $22,000, $14,000, and $15,000, respectively.

                       FSP Willow Bend Office Center Corp.
                          Notes to Financial Statements

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                           Year Ending
      (in thousands)                       December 31,        Amount
                                           ------------        -------

                                              2006              2,098
                                              2007              2,035
                                              2008              1,393
                                              2009                773
                                              2010                 91
                                                               -------
                                                               $6,390
                                                               =======

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in December 2000, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods ranged from five to eleven years with renewal options.

7.    Subsequent Events

On January 20, 2006, the Board of Directors of the Company declared a cash distribution of $303,000 payable on February 21, 2006 to stockholders of record on January 31, 2006.

                                  SCHEDULE III

                       FSP Willow Bend Office Center Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2005

                                                                        Initial Cost
                                                             -----------------------------------
                                                                                       Costs
                                                                       Buildings    Capitalized
                                                                     Improvements   (Disposals)
                                                                          and      Subsequent to
Description                                Encumbrances (1)   Land     Equipment    Acquisition
-----------                                ----------------   ----     ---------    -----------

   Willow Bend Office Center, Plano, TX                       2,737      14,401       1,096

                                                              Historical Costs
                                          ------------------------------------------------------------

                                                   Buildings                              Total Costs,
                                                  Improvements                               Net of     Depreciable
                                                      and                   Accumulated   Accumulated       Life      Date of
Description                                Land    Equipment    Total (2)   Depreciation  Depreciation     Years     Acquisition
-----------                                ----    ---------    ---------  -------------  ------------     -----     -----------
                                            (in thousands)
   Willow Bend Office Center, Plano, TX    2,737      15,497      18,234      2,095        16,139          39            2000

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $17,621.

                       FSP Willow Bend Office Center Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                         December 31,
                                                --------------------------------
(in thousands)                                   2005        2004        2003
================================================================================

Real estate investments, at cost:
    Balance, beginning of period                $18,234     $17,371     $17,141
        Acquisitions                                 --          --          --
        Improvements                                 --         863         230
        Dispositions                                 --          --          --
--------------------------------------------------------------------------------

   Balance, end of period                       $18,234     $18,234     $17,371
================================================================================

Accumulated depreciation:
    Balance, beginning of period                $ 1,545     $ 1,128     $   752
        Depreciation                                550         417         376
        Dispositions                                 --          --          --
--------------------------------------------------------------------------------

    Balance, end of period                      $ 2,095     $ 1,545     $ 1,128
================================================================================

                               FSP Innsbrook Corp.
                              Financial Statements
                        December 31, 2005, 2004 and 2003

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................   F-17

Balance Sheets as of December 31, 2005 and 2004..........................   F-18

Statements of Operations for the years ended December 31, 2005 and
      2004 and the period May 14, 2003 (date of inception) to
      December 31, 2003..................................................   F-19

Statements of Changes in Stockholders' Equity for the years ended
      December 31, 2005 and 2004 and the period May 14, 2003
      (date of inception) to December 31, 2003...........................   F-20

Statements of Cash Flows for the years ended December 31, 2005 and 2004 and
      the period May 14, 2003 (date of inception) to December 31, 2003...   F-21

Notes to Financial Statements............................................   F-22

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Innsbrook Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP Innsbrook Corp. as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended and the period from May 14, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Innsbrook Corp. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended and for the initial period ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
March 1, 2006

                               FSP Innsbrook Corp.
                                 Balance Sheets

                                                                                           December 31,
                                                                                   ---------------------------
(in thousands, except shares and par value amounts)                                   2005              2004
==============================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                           $ 3,643           $ 3,643
     Buildings and improvements                                                      33,737            33,737
--------------------------------------------------------------------------------------------------------------
                                                                                     37,380            37,380

     Less accumulated depreciation                                                    2,126             1,261
--------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                         35,254            36,119

Acquired real estate leases, net of accumulated amortization
      of $494 and $293, respectively                                                    781               982
Cash and cash equivalents                                                             1,469             1,392
Cash-funded reserves                                                                  2,191             2,191
Tenant rent receivable                                                                    -                24
Step rent receivable                                                                    310               226
Prepaid expenses and other assets                                                       109               118
--------------------------------------------------------------------------------------------------------------

      Total assets                                                                  $40,114           $41,052
==============================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                               $   646           $   589
Distributions payable                                                                    --               903
--------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                  646             1,492
--------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                           --                --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 475 shares
        authorized, issued and outstanding                                               --                --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                               --                --
     Additional paid-in capital                                                      43,607            43,607
     Retained deficit and distributions in excess of earnings                        (4,139)           (4,047)
--------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                      39,468            39,560
--------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                     $40,114           $41,052
==============================================================================================================

                See accompanying notes to financial statements.

                               FSP Innsbrook Corp.
                            Statements of Operations

                                                                                                         For the Period
                                                                                                          May 14, 2003
                                                                                                            (date of
                                                                    For the Year Ended December 31,      inception) to
                                                                   ---------------------------------      December 31,
(in thousands, except shares and per share amounts)                   2005                2004                2003
=======================================================================================================================

Revenues:
     Rental                                                            $5,591           $5,581               $ 2,711
-----------------------------------------------------------------------------------------------------------------------

       Total revenue                                                    5,591            5,581                 2,711
-----------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                          1,528            1,584                   746
     Real estate taxes and insurance                                      416              404                   179
     Depreciation and amortization                                      1,066            1,066                   488
     Interest                                                              --               --                 2,818
-----------------------------------------------------------------------------------------------------------------------

       Total expenses                                                   3,010            3,054                 4,231
-----------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                    2,581            2,527                (1,520)

Interest income                                                            63               44                    15
-----------------------------------------------------------------------------------------------------------------------

Net income (loss) before distributions to common stockholder            2,644            2,571                (1,505)

Distributions paid to common stockholder                                   --               --                    14
-----------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders               $2,644           $2,571               $(1,519)
=======================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                    475              475                   465
=======================================================================================================================

Net income (loss) per preferred share, basic and diluted               $5,566           $5,413               $(3,267)
=======================================================================================================================

                See accompanying notes to financial statements.

                               FSP Innsbrook Corp.
                  Statements of Changes in Stockholders' Equity
 For the Years Ended December 31, 2005 and 2004 and for the Period May 14, 2003
                    (date of inception) to December 31, 2003

                                                                                       Retained Deficit
                                                                     Additional       and Distributions          Total
                                            Preferred     Common       Paid-in           in Excess of        Stockholders'
      (in thousands, except shares)           Stock        Stock       Capital             Earnings              Equity
===========================================================================================================================

Private offering of 475 shares, net           $ --         $ --        $43,607              $    --             $43,607

Distributions                                   --           --             --               (1,521)             (1,521)

Net loss                                        --           --             --               (1,505)             (1,505)
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                      --           --         43,607               (3,026)             40,581

Distributions                                   --           --             --               (3,592)             (3,592)

Net income                                      --           --             --                2,571               2,571
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                      --           --         43,607               (4,047)             39,560

Distributions                                   --           --             --               (2,736)             (2,736)

Net income                                      --           --             --                2,644               2,644
---------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2005                    $ --         $ --        $43,607              $(4,139)            $39,468
===========================================================================================================================

See accompanying notes to financial statements.

                               FSP Innsbrook Corp.
                            Statements of Cash Flows

                                                                                                                    For the Period
                                                                                                                     May 14, 2003
                                                                               For the Year Ended December 31,   (date of inception)
                                                                             -----------------------------------   to December 31,
(in thousands)                                                                    2005                 2004              2003
===================================================================================================================================

Cash flows from operating activities:
     Net Income (loss)                                                          $ 2,644              $ 2,571         $ (1,505)
     Adjustments to reconcile net income (loss) to net cash
          provided by (used for) operating activities:
                 Depreciation and amortization                                    1,066                1,066              488
          Changes in operating assets and liabilities:
                 Cash-funded reserves                                                --                   --           (2,191)
                 Tenant rent receivable                                              24                    2              (26)
                 Step rent receivable                                               (84)                   3             (229)
                 Prepaid expenses and other assets                                    9                   20             (138)
                 Accounts payable and accrued expenses                               57                   (1)             590
-----------------------------------------------------------------------------------------------------------------------------------

                        Net cash provided by (used for) operating activities      3,716                3,661           (3,011)
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                  --                   --          (37,380)
     Purchase of acquired real estate leases                                         --                   --           (1,275)
-----------------------------------------------------------------------------------------------------------------------------------

                        Net cash used for investing activities                       --                   --          (38,655)
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                             --                   --           47,510
     Syndication costs                                                               --                   --           (3,903)
     Distributions to stockholders                                               (3,639)              (3,565)            (645)
     Proceeds from long-term debt                                                    --                   --           38,122
     Principal payments on long-term debt                                            --                   --          (38,122)
-----------------------------------------------------------------------------------------------------------------------------------

                        Net cash (used for) provided by financing activities     (3,639)              (3,565)          42,962
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                            77                   96            1,296

Cash and cash equivalents, beginning of period                                    1,392                1,296               --
-----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                        $ 1,469              $ 1,392          $ 1,296
===================================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                   $    --              $    --          $ 2,818

Disclosure of non-cash financing activities:
     Distributions declared but not paid                                        $    --              $   903          $   876

                 See accompanying notes to financial statements.

                               FSP Innsbrook Corp.
                          Notes to Financial Statements

1.    Organization

FSP Innsbrook Corp. (the "Company") was organized on May 14, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate three recently constructed Class "A" suburban office buildings containing approximately 297,789 square feet of rentable space located on approximately 17 acres of land in Glen Allen, Henrico County, VA. (the "Property"). The Company acquired the Property on July 16, 2003.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2003 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2004 and 2003 financial statement has been reclassified to conform to the 2005 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

         Category                               Years
         --------                               -----
         Building - Commercial                    39
         Building Improvements                  15-39
         Furniture & Equipment                   5-7

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                  $  38,122
      Plus: Acquisition fees                               238
            Other acquisition costs                        295
      -----------------------------------------------------------
        Total Acquisition Costs                      $  38,655
      ===========================================================

                               FSP Innsbrook Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

These costs were recorded in the Company's Balance Sheets as follows:

      (in thousands)

      Land                                           $  3,643
      Building                                         33,737
      Acquired real estate leases                       1,275
      ----------------------------------------------------------
        Total recorded on Balance Sheets             $ 38,655
      ==========================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2005 and 2004, no such indicators of impairment were identified.

Depreciation expense of $865,000, $865,000 and $396,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended December 31, 2005, 2004 and 2003, respectively.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represent the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under Statement of Financial Accounting Standard ("SFAS") No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the weighted-average remaining life of the related leases. Amortization expense of $201,000, $201,000 and $92,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended December 31, 2005, 2004 and 2003, respectively.

Acquired real estate leases included in the purchase price of the property were $1,275,000 and are being amortized over a period of six years in respect of the lease assumed. Detail of the acquired real estate leases as of December 31,:

      (in thousands)                                    2005             2004
      --------------                                  --------         --------

      Cost                                            $  1,275         $  1,275
      Accumulated amortization                            (494)            (293)
                                                      --------         --------
      Book value                                      $    781         $    982
                                                      ========         ========

The estimated annual amortization expense for the four years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------
      2006                                    $    201
      2007                                    $    201
      2008                                    $    201
      2009                                    $    178

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents.

                               FSP Innsbrook Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

The Property is currently leased through November 14, 2009 to Capital One Services, Inc., a wholly owned subsidiary of Capital One Financial Corporation.

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

The lease provides for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreement. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $310,000 and $226,000 at December 31, 2005 and 2004, respectively.

TENANT RENT RECEIVABLE

Tenant rent receivable is reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,903,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

                               FSP Innsbrook Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its leases as operating lease. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                      Year Ended     Year Ended    Period Ended
                                     December 31,   December 31,   December, 31
(in thousands)                           2005           2004           2003
================================================================================
Income from leases                      $3,450         $3,640        $1,652
Straight-line rent adjustment               84            (3)           229
Reimbursable expenses                    2,057          1,944           830
--------------------------------------------------------------------------------

     Total                              $5,591         $5,581        $2,711
================================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2005, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor any related dividend.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2003, the Company incurred a net operating loss for income tax purposes of approximately $1,194,000 that can be carried forward until it expires in the year 2023.

At December 31, 2005, the Company's net tax basis of its real estate assets is $36,449,000.

                               FSP Innsbrook Corp.
                          Notes to Financial Statements

3.    Income Taxes (continued)

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                      Year Ended      Year Ended     Period Ended
                                                     December 31,    December 31,    December 31,
(in thousands)                                           2005            2004            2003
==================================================================================================

GAAP net income (loss)                                  $2,644          $2,571         $(1,505)

Add: Book depreciation and amortization                  1,066           1,066             488
Deferred rent                                               --            (446)            446
Less: Tax depreciation and amortization                   (902)           (900)           (394)
Straight-line rents                                        (84)              3            (229)
--------------------------------------------------------------------------------------------------

Taxable income (loss)[1]                                $2,724          $2,294         $(1,194)
==================================================================================================

(1)   A tax loss is not subject to a dividend requirement.

The following schedule summarizes the tax components of the distributions paid for the period ended December 31:

(in thousands)                           2005                            2004                           2003
                            ------------------------------  -----------------------------  -----------------------------
                            Preferred   Common       %      Preferred   Common      %      Preferred   Common      %
                            ---------  --------  ---------  ---------  --------  --------  ---------  --------  --------
Ordinary income               $2,750     $ --       76%       $2,320     $ --        65%      $ --       $ --        0%
Return of Capital                889       --       24%        1,245       --        35%       631         14      100%
                            ---------  --------  ---------  ---------  --------  --------  ---------  --------  --------
Total                         $3,639     $ --      100%       $3,565     $ --       100%      $631       $ 14      100%
                            =========  ========  =========  =========  ========  ========  =========  ========  ========

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of shares of Preferred Stock ("Shares") is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

                               FSP Innsbrook Corp.
                          Notes to Financial Statements

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the periods ended December 31, 2005, 2004 and 2003, fees incurred under the agreement were $56,000, $56,000 and $24,500 respectively.

An acquisition fee of $237,500 and other costs of $295,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $3,800,000 were paid in 2003 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $38,122,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $87,000. The average interest rate during the time the loan was outstanding was 4.50%.

A commitment fee of $2,731,000 was paid in 2003 to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statements of Operations.

The Company paid a distribution in 2003 of $14,000 to the common stockholder relating to the operations of the Company prior to the completion of the offering of preferred shares.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                                Year Ending
      (in thousands)            December 31,         Amount
                                ------------        --------

                                    2006            $ 3,518
                                    2007              3,589
                                    2008              3,661
                                    2009              3,090
                                                    --------
                                                    $13,858
                                                    ========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the property.

Upon acquiring the commercial rental property in July 2003, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period expires in six years with renewal options.

7.    Subsequent Events

On January 13, 2006, LandAmerica Financial Group, Inc. ("Subtenant") signed a sublease agreement with Capital One Services, Inc. ("Sublandlord") through the duration of the Sublandlord's lease expiring October 31, 2009. On the same date, the Company entered into a direct lease with LandAmerica Financial Group, as tenant, with rental operation commencing November 1, 2009. The Company is obligated to pay an allowance of approximately $5,430,000 (the "Reimbursement Allowance") to reimburse the tenant for the costs of alterations made upon the tenant's continued occupancy of the premises (including alterations made prior to the commencement date). Landlord shall not be required to pay the Reimbursement Allowance before the commencement date of the term. An amount of $1,264,000 will be paid in 2006 and the remaining balance of $4,166,000 is to be paid November 1, 2009.

On January 13, 2006, related to the sublease and lease agreements mentioned above, the Company agreed to pay a commission to CB Richard Ellis of Virginia, Inc. ("Broker") in the amount of $911,000. An amount of $418,000 was paid to the Broker in February 2006.

On January 20, 2006, the Board of Directors of the Company declared a cash distribution of $934,000 payable on February 21, 2006 to stockholders of record on January 31, 2006.

                                  SCHEDULE III

                               FSP Innsbrook Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2005

                                                                        Initial Cost
                                                             -----------------------------------
                                                                                       Costs
                                                                       Buildings    Capitalized
                                                                     Improvements   (Disposals)
                                                                          and      Subsequent to
Description                                Encumbrances (1)   Land     Equipment    Acquisition
-----------                                ----------------   ----     ---------    -----------

   Innsbrook, Glen Allen, VA                                  3,643      33,737       --

                                                               Historical Costs
                                           ------------------------------------------------------------

                                                    Buildings                              Total Costs,
                                                   Improvements                               Net of     Depreciable
                                                       and                   Accumulated   Accumulated       Life      Date of
Description                                 Land    Equipment    Total (2)   Depreciation  Depreciation     Years     Acquisition
-----------                                 ----    ---------    ---------  -------------  ------------     -----     -----------
                                             (in thousands)
   Innsbrook, Glen Allen, VA                3,643     33,737     37,380        2,126        35,254          39            2003

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $38,655.

                               FSP Innsbrook Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                           December 31,
                                                  ------------------------------
(in thousands)                                      2005       2004       2003
================================================================================

Real estate investments, at cost:
   Balance, beginning of period                   $37,380    $37,380    $    --
       Acquisitions                                    --         --     37,380
       Improvements                                    --         --         --
       Dispositions                                    --         --         --
--------------------------------------------------------------------------------

   Balance, end of period                         $37,380    $37,380    $37,380
================================================================================

Accumulated depreciation:
    Balance, beginning of period                   $1,261       $396    $    --
        Depreciation                                  865        865        396
        Dispositions                                   --         --         --
--------------------------------------------------------------------------------

    Balance, end of period                         $2,126     $1,261    $   396
================================================================================

                                    INNSBROOK
                              FINANCIAL STATEMENTS
                                 FOR THE PERIOD
                      JANUARY 1, 2003 TO JULY 16, 2003 AND
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2002


                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                                F-31

Statements of revenue over certain operating expenses                       F-32

Notes accompanying the statements of revenue over certain
      operating expenses                                                    F-33

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders

FSP Innsbrook Corp.
Wakefield, Massachusetts


We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of Innsbrook for the period January 1, 2003 to July 16, 2003 and for the year ended December 31, 2002. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of Innsbrook for the period January 1, 2003 to July 16, 2003 and for the year ended December 31, 2002, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
June 27, 2005

                                    INNSBROOK
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
               FOR THE PERIOD JANUARY 1, 2003 TO JULY 16, 2003 AND
                        FOR YEAR ENDED DECEMBER 31, 2002

                                                    January 1, 2003 to    For the Year Ended
                                                       July 16, 2003       December 31, 2002
                                                       -------------       -----------------
Revenue

  Rental income                                         $2,840,645             $5,504,128
                                                        ----------             ----------

Certain operating expenses (Note 2):

  Taxes and insurance                                      192,380                348,588
  Management fees                                           92,396                156,091
  Administrative                                            48,848                 78,062
  Operating and maintenance                                595,990              1,190,268
                                                        ----------             ----------

                                                           929,614              1,773,009
                                                        ----------             ----------

Excess of revenue over certain operating expenses       $1,911,031             $3,731,119
                                                        ==========             ==========

               The accompanying notes are an integral part of the
             statements of revenue over certain operating expenses.

                                    INNSBROOK
    NOTES ACCOMPANYING STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
               FOR THE PERIOD JANUARY 1, 2003 TO JULY 16, 2003 AND
                        FOR YEAR ENDED DECEMBER 31, 2002


1.    DESCRIPTION OF THE PROPERTY:

The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Glen Allen, Virginia (the "Property"). The Property consists of three Class "A" suburban office buildings containing in the aggregate approximately 297,789 square feet of rentable space located on 17 acres of land. The Property was owned by Highwoods Realty Limited Partnership and sold to FSP Innsbrook Corp. (the "Company") on July 17, 2003.

2.    BASIS OF ACCOUNTING:

The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

Rental revenue includes income from the lease, certain reimbursable expenses, and straight-line rent adjustments associated with renting the property. A summary of rental revenue is shown in the following table:

                                          January 1, 2003         Year Ended
                                                 to              December 31,
                                           July 16, 2003             2002
                                           -------------         ------------

      Income from lease                      $ 1,921,969          $3,508,398
      Straight-line rent adjustment              (29,529)            230,938
      Reimbursable expenses                      948,205           1,764,792
                                             -----------          ----------

                       Total                 $ 2,840,645          $5,504,128
                                             ===========          ==========

Innsbrook has retained substantially all of the risks and benefits of the Property and accounts for its lease as an operating lease. Rental income from the lease, which includes rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. Innsbrook does not have any percentage rent arrangements with its tenant. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    CONCENTRATIONS OF RISKS:

For the period January 1, 2003 to July 16, 2003 and for the year ended December 31, 2002, rental income was received from one lessee. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

                                    INNSBROOK
    NOTES ACCOMPANYING STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
               FOR THE PERIOD JANUARY 1, 2003 TO JULY 16, 2003 AND
                        FOR YEAR ENDED DECEMBER 31, 2002


6.    LEASES:

Innsbrook, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                              Year Ending
                              December 31,            Amount
                              ------------           --------
      (In thousands)
                                2003                  $ 1,651
                                2004                    3,640
                                2005                    3,450
                                2006                    3,518
                                2007                    3,589
                             Thereafter                 6,751
                                                      -------
                                                      $22,599
                                                      =======

In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

                            FSP 380 Interlocken Corp.
                              Financial Statements
                        December 31, 2005, 2004 and 2003

                                Table of Contents

                                                                            Page
                                                                            ----

Financial Statements

Independent Auditor's Report.............................................   F-36

Balance Sheets as of December 31, 2005 and 2004 .........................   F-37

Statements of Operations for the years ended December 31, 2005 and 2004 and the period June 24, 2003 (date of inception) to
      December 31, 2003..................................................   F-38

Statements of Changes in Stockholders' Equity for the years ended
      December 31, 2005 and 2004 and the period June 24, 2003
      (date of inception) to December 31, 2003...........................   F-39

Statements of Cash Flows for the years ended December 31, 2005 and 2004 and the period June 24, 2003 (date of inception) to
      December 31, 2003..................................................   F-40

Notes to Financial Statements............................................   F-41

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP 380 Interlocken Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP 380 Interlocken Corp. as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders' equity and cash flows for the years ended December 31, 2005 and 2004 and the period from June 24, 2003 (date of inception) to December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP 380 Interlocken Corp. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years ended December 31, 2005 and 2004 and for the initial period ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
March 1, 2006

                            FSP 380 Interlocken Corp.
                                 Balance Sheets

                                                                                                December 31,
                                                                                      -------------------------------
(in thousands,except shares and par value amounts)                                       2005                2004
=====================================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                               $ 5,287             $ 5,287
     Buildings and improvements                                                          27,223              27,207
---------------------------------------------------------------------------------------------------------------------
                                                                                         32,510              32,494

     Less accumulated depreciation                                                        1,686                 988
---------------------------------------------------------------------------------------------------------------------

Real estate investments, net                                                             30,824              31,506

Acquired real estate leases, net of accumulated amortization
      of $601 and $352, respectively                                                        352                 601
Acquired favorable real estate leases, net of accumulated amortization
      of $3,152 and $1,848, respectively                                                  1,848               3,152
Deferred leasing costs, net of accumulated amortization
      of $1 and $0, respectively                                                              8                  --
Cash and cash equivalents                                                                 2,204               2,275
Cash-funded reserves                                                                      2,830               2,855
Restricted cash                                                                              39                  32
Tenant rent receivable                                                                      242                  30
Step rent receivable                                                                        247                 208
Prepaid expenses and other assets                                                           104                 103
---------------------------------------------------------------------------------------------------------------------

      Total assets                                                                      $38,698             $40,762
=====================================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                                   $ 1,309             $ 1,218
Distributions payable                                                                        --               1,161
Tenant security deposits                                                                     39                  32
---------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                    1,348               2,411
---------------------------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                               --                  --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 480 shares
       authorized, issued and outstanding                                                    --                  --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                                   --                  --
     Additional paid-in capital                                                          44,092              44,092
     Retained deficit and distributions in excess of earnings                            (6,742)             (5,741)
---------------------------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                                          37,350              38,351
---------------------------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                                         $38,698             $40,762
=====================================================================================================================

                 See accompanying notes to financial statements.

                            FSP 380 Interlocken Corp.
                            Statements of Operations

                                                                                                                 For the Period
                                                                                                                  June 24, 2003
                                                                                                                     (date of
(in thousands, except shares and per share amounts)                       For the Year Ended December 31,           inception)
                                                                         --------------------------------        to December 31,
                                                                             2005                 2004                2003
===================================================================================================================================

Revenues:
     Rental                                                                 $6,100               $5,558             $ 2,393
-----------------------------------------------------------------------------------------------------------------------------------

       Total revenue                                                         6,100                5,558               2,393
-----------------------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                               1,442                1,343                 522
     Real estate taxes and insurance                                         1,283                1,231                 391
     Depreciation and amortization                                             948                  946                 394
     Interest                                                                   --                   --               2,854
-----------------------------------------------------------------------------------------------------------------------------------

       Total expenses                                                        3,673                3,520               4,161
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                                         2,427                2,038              (1,768)

Interest income                                                                111                   95                  17
-----------------------------------------------------------------------------------------------------------------------------------

Net income (loss) before distributions to common stockholder                 2,538                2,133              (1,751)

Distributions paid to common stockholder                                        --                   --                 318
-----------------------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders                    $2,538               $2,133             $(2,069)
===================================================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                         480                  480                 392
===================================================================================================================================

Net income (loss) per preferred share, basic and diluted                    $5,288               $4,444             $(5,278)
===================================================================================================================================

                 See accompanying notes to financial statements.

                            FSP 380 Interlocken Corp.
                  Statements of Changes in Stockholders' Equity
 For the Years Ended December 31, 2005 and 2004 and for the Period June 24, 2003
                    (date of inception) to December 31, 2003

                                                                                     Retained Decifit
                                                                    Additional      and Distributions        Total
                                            Preferred    Common       Paid in          in Excess of      Stockholders'
       (in thousands, except shares)          Stock       Stock       Capital            Earnings           Equity
=======================================================================================================================

Private offering of 480 shares, net           $ --        $ --        $44,092             $    --           $44,092

Distributions                                   --          --             --              (1,540)           (1,540)

Net loss                                        --          --             --              (1,751)           (1,751)
-----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003                      --          --         44,092              (3,291)           40,801

Distributions                                   --          --             --              (4,583)           (4,583)

Net income                                      --          --             --               2,133             2,133
-----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                      --          --         44,092              (5,741)           38,351

Distributions                                   --          --             --              (3,539)           (3,539)

Net income                                      --          --             --               2,538             2,538
-----------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2005                    $ --        $ --        $44,092             $(6,742)          $37,350
=======================================================================================================================

                See accompanying notes to financial statements.

                            FSP 380 Interlocken Corp.
                            Statements of Cash Flows

                                                                                                                    For the Period
                                                                                                                    June 24, 2003
                                                                              For the Year Ended December 31,    (date of inception)
                                                                           -----------------------------------     to December 31,
(in thousands)                                                                  2005                  2004               2003
====================================================================================================================================

Cash flows from operating activities:
     Net income (loss)                                                         $ 2,538               $ 2,133            $ (1,751)
     Adjustments to reconcile net income (loss) to net cash
        provided by (used for) operating activities:
             Depreciation and amortization                                         948                   946                 394
             Amortization of favorable lease                                     1,304                 1,305                 543
         Changes in operating assets and liabilities:
             Cash-funded reserves                                                   25                    17              (2,872)
             Restricted cash                                                        (7)                   --                 (32)
             Tenant rent receivable                                               (212)                  194                (224)
             Step rent receivable                                                  (39)                   86                (294)
             Prepaid expenses and other assets                                      (1)                   (6)                (97)
             Accounts payable and accrued expenses                                  91                    28               1,190
             Tenant security deposits                                                7                    --                  32
             Payment of deferred leasing costs                                      (9)                   --                  --
------------------------------------------------------------------------------------------------------------------------------------

                       Net cash provided by (used for) operating activities      4,645                 4,703              (3,111)
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                (16)                  (17)            (32,477)
     Purchase of acquired real estate leases                                        --                    --                (953)
     Purchase of acquired favorable real estate leases                              --                    --              (5,000)
------------------------------------------------------------------------------------------------------------------------------------

                       Net cash used for investing activities                      (16)                  (17)            (38,430)
------------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                            --                    --              48,010
     Syndication costs                                                              --                    --              (3,918)
     Distributions to stockholders                                              (4,700)               (4,491)               (471)
     Proceeds from long-term debt                                                   --                    --              38,000
     Principal payments on long-term debt                                           --                    --             (38,000)
------------------------------------------------------------------------------------------------------------------------------------

                       Net cash (used for) provided by financing activities     (4,700)               (4,491)             43,621
------------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                               (71)                  195               2,080

Cash and cash equivalents, beginning of period                                   2,275                 2,080                  --
------------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                       $ 2,204               $ 2,275             $ 2,080
====================================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                  $    --               $    --             $ 2,854

Disclosure of non-cash financing activities:
     Distributions declared but not paid                                       $    --               $ 1,161             $ 1,069

                See accompanying notes to financial statements.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements

1.    Organization

FSP 380 Interlocken Corp. (the "Company") was organized on June 24, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a ten-story, multi-tenant Class "A" suburban office tower containing approximately 240,184 square feet of rentable space located on approximately 13 acres of land in Broomfield, CO (the "Property"). The company acquired the Property on August 15, 2003.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2003 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain information in the 2004 and 2003 financial statements has been reclassified to conform to the 2005 presentation.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the assets are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                               Years
      --------                               -----
      Building - Commercial                    39
      Building Improvements                  15-39
      Furniture & Equipment                   5-7

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)

      Price per Offering Memorandum                        $38,000
      Plus:  Acquisition fees                                  240
      Plus:  Other acquisition costs                           190
      ---------------------------------------------------------------
        Total Acquisition Costs                            $38,430
      ===============================================================

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

These costs were recorded in the Company's Balance Sheets as follows:

     (in thousands)
     Land                                                 $ 5,287
     Building                                              27,190
     Acquired real estate leases                              953
     Acquired favorable real estate leases                  5,000
     ---------------------------------------------------------------
       Total recorded on Balance Sheets                   $38,430
     ===============================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2005 and 2004, no such indicators of impairment were identified.

Depreciation expense of $698,000, $698,000, and $290,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended December 31, 2005, 2004 and 2003, respectively.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represents the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the life of the related leases. Amortization expense of approximately $249,000, $248,000 and $104,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended December 31, 2005, 2004 and 2003, respectively.

Acquired real estate leases included in the purchase price of the Property were $953,000 and are being amortized over the weighted-average period of four years in respect of the leases assumed. Detail of the acquired real estate leases as of December 31,:

      (in thousands)                    2005             2004
      --------------                  --------         --------
      Cost                            $    953         $    953
      Accumulated amortization            (601)            (352)
                                      --------         --------
      Book value                      $    352         $    601
                                      ========         ========

The estimated annual amortization expense for the two years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------
      2006                                    $ 249
      2007                                    $ 103

ACQUIRED FAVORABLE REAL ESTATE LEASE

The acquired favorable real estate lease is the estimated benefit the Company receives when the lease payments due under a tenant's lease exceed the market rate of the lease at the date the property was acquired. Under SFAS 141 the Company is required to capitalize this difference and report it separately from its investment in real estate. The Company subsequently amortizes this amount on a straight-line basis over the remaining life of the tenant's lease. Amortization of $1,304,000, $1,305,000 and $543,000 is shown as a reduction of rental income in the Company's Statements of Operations for the periods ended December 31, 2005, 2004 and 2003, respectively.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

ACQUIRED FAVORABLE REAL ESTATE LEASE (continued)

Acquired favorable real estate lease included in the purchase price of the property was $5,000,000 and is being amortized over the weighted-average period of four years in respect of the leases assumed. Details of the acquired favorable real estate leases as of December 31,:

      (in thousands)                    2005            2004
      --------------                  --------        --------
      Cost                            $  5,000        $  5,000
      Accumulated amortization          (3,152)         (1,848)
                                      --------        --------
      Book value                      $  1,848        $  3,152
                                      ========        ========

The estimated annual amortization for the two years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------
      2006                                    $ 1,304
      2007                                    $   544

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. Although these funds typically are used for the payment of real estate assets and deferred leasing commissions, there is no legal restriction on their use and they may be used for any Company purpose.

RESTRICTED CASH

Restricted cash consists of tenant security deposits.

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the periods ended December 31, 2005, 2004 and 2003, rental income was derived from various tenants. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS (continued)

The following tenants represent greater than 10% of the total revenue:

                                               Year Ended         Year Ended       Period Ended
                                              December 31,       December 31,      December 31,
                                                  2005               2004              2003
===============================================================================================
Cooley Godward LLP                                 33%               31%                31%
Montgomery Watson Americas, Inc                    15%               14%                14%
McData Corporation                                 44%               42%                43%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents, cash-funded reserves and restricted cash approximate their fair values based on their short-term maturity and prevailing interest rates.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $247,000, and $208,000 at December 31, 2005 and 2004, respectively.

DEFERRED LEASING COSTS

Deferred leasing commissions represent direct and incremental external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the terms of the related lease agreements. Amortization expense was $1,000 for the year ended December 31, 2005. Detail of the deferred leasing costs as of December 31, 2005:

      (in thousands)                       2005
      --------------                     --------
      Cost                                $    9
      Accumulated amortization                (1)
                                          ------
      Book value                          $    8
                                          ======

The estimated annual amortization expense for the three years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------
      2006                                  $  3
      2007                                  $  3
      2008                                  $  2

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,918,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

TENANT RENT RECEIVABLE

Tenant rent receivable is reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial Property and accounts for its leases as operating leases. Rental income from leases, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenants. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                               Year Ended          Year Ended         Period Ended
                                              December 31,        December 31,        December 31,
(in thousands)                                    2005                2004                2003
==================================================================================================
Income from leases                               $4,713              $4,595              $1,710
Straight-line rent adjustment                        39                 (86)                294
Reimbursable expenses                             2,652               2,354                 932
Amortization of favorable lease                  (1,304)             (1,305)               (543)
--------------------------------------------------------------------------------------------------

     Total                                       $6,100              $5,558              $2,393
==================================================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2005, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor any related dividend.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

For the period ended December 31, 2003, the Company incurred a net operating loss for income tax purposes of approximately $1,398,000 that can be carried forward until it expires in the year 2023.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements

3.    Income Taxes (continued)

At December 31, 2005, the Company's net tax basis of its real estate assets is $36,460,000.

The following schedule reconciles net income (loss) to taxable income subject to dividend requirements:

                                                   Year Ended          Year Ended        Period Ended
                                                  December 31,        December 31,       December 31,
(in thousands)                                        2005                2004               2003
=====================================================================================================

GAAP net income (loss)                               $2,538              $2,133            $(1,751)

Add: Book depreciation and amortization                 948                 946                394
Add: Amortization of favorable lease                  1,304               1,305                543
Less:  Tax depreciation and amortization               (855)               (855)              (290)
Straight-line rents                                     (39)                 86               (294)
-----------------------------------------------------------------------------------------------------
Taxable income (loss)[1]                             $3,896              $3,615            $(1,398)
=====================================================================================================

(1)   A tax loss is not subject to a dividend requirement.

The following schedule summarizes the tax components of the distributions paid for the period ended December 31:

(in thousands)                           2005                            2004                           2003
                            ------------------------------  -----------------------------  -----------------------------
                            Preferred   Common       %      Preferred   Common      %      Preferred   Common      %
                            ---------  --------  ---------  ---------  --------  --------  ---------  --------  --------
Ordinary income               $3,920     $ --       83%       $3,640     $ --        81%      $ --       $ --       --%
Return of Capital                780       --       17%          851       --        19%       153        318      100%
                            ---------  --------  ---------  ---------  --------  --------  ---------  --------  --------
Total                         $4,700     $ --      100%       $4,491     $ --       100%      $153       $318      100%
                            =========  ========  =========  =========  ========  ========  =========  ========  ========

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of shares of Preferred Stock ("Shares") is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any income nor any related dividend.

                            FSP 380 Interlocken Corp.
                          Notes to Financial Statements

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the periods ended December 31, 2005, 2004 and 2003, fees incurred under the agreement were $71,000, $71,000 and $26,000, respectively.

An acquisition fee of $240,000 and other costs of $190,000 were paid in 2003 to an affiliate of the Common Shareholder. Such fees were included in the cost of the real estate.

Syndication fees of $3,840,000 were paid in 2003 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $38,000,000 with interest equal to the Citizens Bank base rate. Interest paid to FSP was $94,000. The average interest rate during the time the loan was outstanding was 4.50%.

A commitment fee of $2,760,000 was paid to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statements of Operations.

The Company paid a distribution in 2003 of $318,000 to the common stockholder relating to the operations of the Company prior to the completion of the offering of preferred shares.

6.    Commitments and Contingencies

The lease agreement with a tenant provides that 44% of the Company's rental income expires April 30, 2006. The tenant has advised the Company that it will not renew or extend the lease agreement. Management is currently seeking tenant(s) to lease the space.

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                       Year Ending
      (in thousands)                   December 31,            Amount
                                       ------------           ---------

                                           2006                $ 3,072
                                           2007                  2,391
                                           2008                  2,375
                                           2009                  1,614
                                           2010                  1,646
                                                              ---------
                                                               $11,098
                                                              =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in August 2003, the Company was assigned the lease agreements between the seller of the Property and the existing tenants. The original lease periods range from four to ten years with renewal options.

7.    Subsequent Events

On January 20, 2006, the Board of Directors of the Company declared a cash distribution of $1,168,000 payable on February 21, 2006 to stockholders of record on January 31, 2006.

                                  SCHEDULE III

                            FSP 380 Interlocken Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2005

                                                                        Initial Cost
                                                             -----------------------------------
                                                                                       Costs
                                                                       Buildings    Capitalized
                                                                     Improvements   (Disposals)
                                                                          and      Subsequent to
Description                                Encumbrances (1)   Land     Equipment    Acquisition
-----------                                ----------------   ----     ---------    -----------


   380 Interlocken, Broomfield, CO                            5,287      27,190       33

                                                               Historical Costs
                                           ------------------------------------------------------------

                                                    Buildings                              Total Costs,
                                                   Improvements                               Net of     Depreciable
                                                       and                   Accumulated   Accumulated       Life      Date of
Description                                 Land    Equipment    Total (2)   Depreciation  Depreciation     Years     Acquisition
-----------                                 ----    ---------    ---------  -------------  ------------     -----     -----------
                                             (in thousands)

   380 Interlocken, Broomfield, CO          5,287      27,223      32,510      1,686        30,824          39            2003

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $38,463.

                            FSP 380 Interlocken Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                         December 31,
                                               ---------------------------------
(in thousands)                                   2005        2004        2003
================================================================================

Real estate investments, at cost:
   Balance, beginning of period                 $32,494     $32,477     $    --
       Acquisitions                                  --          --      32,477
       Improvements                                  16          17          --
       Dispositions                                  --          --          --
--------------------------------------------------------------------------------

   Balance, end of period                       $32,510     $32,494     $32,477
================================================================================

Accumulated depreciation:
   Balance, beginning of period                 $   988     $   290     $    --
       Depreciation                                 698         698         290
       Dispositions                                  --          --          --
--------------------------------------------------------------------------------

    Balance, end of period                      $ 1,686     $   988     $   290
================================================================================

                                 380 INTERLOCKEN
                              FINANCIAL STATEMENTS
                                 FOR THE PERIOD
                     JANUARY 1, 2003 TO AUGUST 14, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                    CONTENTS

                                                                           PAGE

Independent auditors' report                                               F-51

Statements of revenue over certain operating expenses                      F-52

Notes accompanying the statements of revenue over certain
      operating expenses                                                   F-53

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders
FSP 380 Interlocken Corp.
Wakefield, Massachusetts


We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of 380 Interlocken for the period January 1, 2003 to August 14, 2003 and for the year ended December 31, 2002. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of 380 Interlocken for the period January 1, 2003 to August 14, 2003 and for the year ended December 31, 2002, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
June 27, 2005

                                 380 INTERLOCKEN
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES FOR THE PERIOD JANUARY 1, 2003 TO AUGUST 14, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002

                                                       January 1, 2003     Year Ended
                                                             to           December 31,
                                                       August 14, 2003        2002
                                                       ---------------    ------------

Revenue

  Rental income                                          $4,176,145        $6,863,127
                                                         ----------        ----------

Certain operating expenses (Note 2):

  Taxes and insurance                                       645,405         1,017,950
  Management fees                                           123,017           183,833
  Administrative                                             95,366           147,003
  Operating and maintenance                                 634,999           838,905
                                                         ----------        ----------

                                                          1,498,787         2,187,691
                                                         ----------        ----------

Excess of revenue over certain operating expenses        $2,677,358        $4,675,436
                                                         ==========        ==========

               The accompanying notes are an integral part of the
             statements of revenue over certain operating expenses.

                                 380 INTERLOCKEN
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
              FOR THE PERIOD JANUARY 1, 2003 TO AUGUST 14, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002


1.    DESCRIPTION OF THE PROPERTY:

The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located at 380 Interlocken Crescent in Broomfield, Colorado (the "Property"). The Property is positioned on approximately 13 acres of land within the acclaimed 963-acre master- planned Interlocken Business Park. The Property is positioned approximately halfway between downtown Denver and downtown Boulder. The Property was owned by Amber Drive I, LLC and sold to FSP 380 Interlocken Corp. (the "Company") on August 15, 2003.

2.    BASIS OF ACCOUNTING:

The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION

Rental revenue includes income from leases, certain reimbursable expenses, and straight-line rent adjustments associated with renting the Property.

                                              January 1, 2003        Year Ended
                                                    to              December 31,
                                              August 14, 2003           2002
                                              ---------------       ------------

      Income from leases                         $2,710,310          $4,312,902
      Straight-line rent adjustment                  34,416             293,596
      Reimbursable expenses                       1,431,419           2,256,629
                                                 ----------          ----------

            Total                                $4,176,145          $6,863,127
                                                 ==========          ==========

380 Interlocken has retained substantially all of the risks and benefits of the Property and accounts for its leases as operating leases. Rental income from leases, which include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. 380 Interlocken does not have any percentage rent arrangements with its tenants. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    CONCENTRATIONS OF RISKS:

For the period January 1, 2003 to August 14, 2003 and for the year ended December 31, 2002, rental income was received from various lessees. As such, future receipts are dependent upon the financial strength of the lessees and their ability to perform under the lease agreements.

                                 380 INTERLOCKEN
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
              FOR THE PERIOD JANUARY 1, 2003 TO AUGUST 14, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002


6.    LEASES:

380 Interlocken, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                         Year Ending
                         December 31,            Amount
                         ------------           -------
(in thousands)
                             2003               $ 1,707
                             2004                 4,592
                             2005                 4,700
                             2006                 3,021
                             2007                 2,338
                          Thereafter              5,590
                                                --------

                                                $21,948
                                                ========

In addition, the lessees are liable for real estate taxes and operating expenses as direct expenses to the lessees.

                           FSP Blue Lagoon Drive Corp.
                              Financial Statements
                        December 31, 2005, 2004 and 2003

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................   F-56

Balance Sheets as of December 31, 2005 and 2004..........................   F-57

Statements of Operations for the years ended December 31, 2005 and 2004 and the period September 3, 2003 (date of inception)
      to December 31, 2003...............................................   F-58

Statements of Changes in Stockholders' Equity for the years ended
      December 31, 2005 and 2004 and the period September 3, 2003
      (date of inception) to December 31, 2003...........................   F-59

Statements of Cash Flows for the years ended December 31, 2005 and
      2004 and the period September 3, 2003 (date of inception)
      to December 31, 2003...............................................   F-60

Notes to Financial Statements............................................   F-61

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Blue Lagoon Drive Corp.
Wakefield, Massachusetts


We have audited the accompanying balance sheets of FSP Blue Lagoon Drive Corp. as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Blue Lagoon Drive Corp. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The 2003 financial statements were compiled by us, and our report thereon, dated February 14, 2005, stated that we did not audit or review those financial statements and, accordingly, expressed no opinion or other form of assurance on them.


/s/ Braver and Company, P.C.
Newton, Massachusetts
March 1, 2006

                                      FSP Blue Lagoon Drive Corp.
                                             Balance Sheets

                                                                                   December 31,
                                                                            -----------------------
(in thousands,except shares and par value amounts)                             2005          2004
===================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                    $ 5,463       $ 5,463
     Buildings and improvements                                               41,684        41,684
---------------------------------------------------------------------------------------------------
                                                                              47,147        47,147

     Less accumulated depreciation                                             2,316         1,247
---------------------------------------------------------------------------------------------------

Real estate investments, net                                                  44,831        45,900

Acquired real estate leases, net of accumulated amortization
      of $801 and $431 respectively                                              616           986
Cash and cash equivalents                                                      1,659         1,294
Cash-funded reserves                                                           2,982         2,989
Step rent receivable                                                             304           243
Prepaid expenses and other assets                                                 41            22
---------------------------------------------------------------------------------------------------

      Total assets                                                           $50,433       $51,434
===================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                        $   502       $   174
Distributions payable                                                             --         1,099
---------------------------------------------------------------------------------------------------

     Total liabilities                                                           502         1,273
===================================================================================================

Commitments and Contingencies:                                                    --            --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 599 shares
        authorized, issued and outstanding                                        --            --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                        --            --
     Additional paid-in capital                                               55,035        55,035
     Retained deficit and dividends in excess of earnings                     (5,104)       (4,874)
---------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                               49,931        50,161
---------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                              $50,433       $51,434
===================================================================================================

                See accompanying notes to financial statements.

                           FSP Blue Lagoon Drive Corp.
                            Statements of Operations

                                                                                                    For the Period
                                                                                                  September 3, 2003
                                                              For the Year Ended December 31,   (date of inception) to
                                                             --------------------------------        December 31,
(in thousands, except shares and per share amounts)              2005               2004                 2003
======================================================================================================================
                                                                                                      (compiled)

Revenues:
     Rental                                                      $5,371             $5,256          $    937
----------------------------------------------------------------------------------------------------------------------

      Total revenue                                               5,371              5,256               937
----------------------------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                      325                274                62
     Real estate taxes and insurance                                643                622               114
     Depreciation and amortization                                1,439              1,438               240
     Interest                                                        --                522             3,117
----------------------------------------------------------------------------------------------------------------------

       Total expenses                                             2,407              2,856             3,533
----------------------------------------------------------------------------------------------------------------------

Income (loss) before interest income                              2,964              2,400            (2,596)

Interest income                                                      95                 69                 1
----------------------------------------------------------------------------------------------------------------------

Net income (loss) before distributions to
    common stockholder                                            3,059              2,469            (2,595)

Distributions paid to common stockholder                             --                 34               217
----------------------------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders         $3,059             $2,435          $ (2,812)
======================================================================================================================

Weighted average number of preferred shares
      outstanding, basic and diluted                              599.0              592.4             244.9
======================================================================================================================

Net income (loss) per preferred share, basic and diluted         $5,107             $4,110          $(11,482)
======================================================================================================================

                 See accompanying notes to financial statements.

                           FSP Blue Lagoon Drive Corp.
                  Statements of Changes in Stockholders' Equity
           For the Years Ended December 31, 2005 and 2004 and for the
                            Period September 3, 2003
                             (date of inception) to
                                December 31, 2003

                                                                                  Retained Deficit
                                                                    Additional    and Distributions        Total
                                            Preferred    Common      Paid in        in Excess of       Stockholders'
(in thousands, except shares)                 Stock       Stock      Capital          Earnings             Equity
=====================================================================================================================

Private offering of 510.5 shares, net         $ --        $ --       $46,920          $    --             $46,920

Distributions                                   --          --            --             (462)               (462)

Net loss                                        --          --            --           (2,595)             (2,595)
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2003 (compiled)           --          --        46,920           (3,057)             43,863

Private offering of  88.5 shares, net           --          --         8,115               --               8,115

Distributions                                   --          --            --           (4,286)             (4,286)

Net income                                      --          --            --            2,469               2,469
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                      --          --        55,035           (4,874)             50,161

Distributions                                   --          --            --           (3,289)             (3,289)

Net income                                      --          --            --            3,059               3,059
---------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2005                    $ --        $ --       $55,035          $(5,104)            $49,931
=====================================================================================================================

                See accompanying notes to financial statements.

                           FSP Blue Lagoon Drive Corp.
                            Statements of Cash Flows

                                                                                                                 For the Period
                                                                                                               September 3, 2003
                                                                            For the Year Ended December 31,  (date of inception) to
                                                                           --------------------------------       December 31,
(in thousands)                                                                   2005              2004               2003
===================================================================================================================================
                                                                                                                   (compiled)

Cash flows from operating activities:
     Net Income (loss)                                                          $ 3,059         $ 2,469            $ (2,595)
     Adjustments to reconcile net income (loss) to net cash
         provided by (used for) operating activities:
                 Depreciation and amortization                                    1,439           1,438                 240
           Changes in operating assets and liabilities:
                 Cash-funded reserves                                                 7          (2,989)                 --
                 Tenant rent receivable                                              --             703                (703)
                 Step rent receivable                                               (61)           (153)                (90)
                 Prepaid expenses and other assets                                  (19)              9                 (31)
                 Accounts payable and accrued expenses                              328            (355)                529
                 Due to former owner                                                 --            (547)                547
-----------------------------------------------------------------------------------------------------------------------------------
                       Net cash provided by (used for) operating activities       4,753             575              (2,103)
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                  --              --             (47,147)
     Purchase of acquired real estate leases                                         --              --              (1,417)
-----------------------------------------------------------------------------------------------------------------------------------
                       Net cash used for investing activities                        --              --             (48,564)
-----------------------------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                             --           8,850              51,060
     Syndication costs                                                               --            (735)             (4,140)
     Distributions to stockholders                                               (4,388)         (3,649)                 --
     Proceeds from long-term debt                                                    --              --              48,000
     Principal payments on long-term debt                                            --          (4,117)            (43,883)
-----------------------------------------------------------------------------------------------------------------------------------

                       Net cash provided by (used for) financing activities      (4,388)            349              51,037
-----------------------------------------------------------------------------------------------------------------------------------

Net increase in cash and cash equivalents                                           365             924                 370

Cash and cash equivalents, beginning of period                                    1,294             370                  --
-----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of period                                        $ 1,659         $ 1,294            $    370
===================================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                   $    --         $   522            $  3,117

Disclosure of non-cash financing activities:
     Distributions declared but not paid                                        $    --         $ 1,099            $    462

                 See accompanying notes to financial statements.

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements

1.    Organization

FSP Blue Lagoon Drive Corp. (the "Company") was organized on September 3, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a nine-story Class "A" suburban office building containing approximately 212,619 rental square feet of space located on approximately 5 acres of land in Miami-Dade County, FL (the "Property"). The Company acquired the Property on November 6, 2003.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from inception to December 31, 2003 are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation expense of $1,069,000, $1,069,000 and $178,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended December 31, 2005, 2004 and 2003, respectively.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                             Years
      --------                             -----
      Building - Commercial                  39
      Building Improvements                 15-39
      Furniture & Equipment                  5-7

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheets:

      (in thousands)
      --------------

      Price per Offering Memorandum                               $  48,000
      Plus:  Acquisition fees                                           300
      Plus:  Other acquisition costs                                    264
      ------------------------------------------------------------------------
        Total Acquisition Costs                                   $  48,564
      ========================================================================

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

These costs were recorded in the Company's Balance Sheets as follows:

      (in thousands)
      --------------
      Land                                                        $   5,463
      Building                                                       41,684
      Acquired real estate leases                                     1,417
      ------------------------------------------------------------------------
        Total reported on Balance Sheet                           $  48,564
      ========================================================================

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2005 and 2004, no such indicators of impairment were identified.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represent the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related leases. Amortization expense of $370,000, $369,000 and $62,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the periods ended December 31, 2005, 2004 and 2003, respectively.

Acquired real estate lease costs included in the purchase price of the Property were $1,417,000 and are being amortized over the weighted-average period of 3.8 years in respect of the leases assumed. Detail of the acquired real estate leases as of December 31,:

      (in thousands)                            2005           2004
      --------------                           ------         ------
      Cost                                     $1,417         $1,417
      Accumulated amortization                   (801)          (431)
                                               ------         ------
      Book value                               $  616         $  986
                                               ======         ======

The estimated annual amortization expense for the two years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------
      2006                                    $  373
      2007                                       243

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the period ended December 31, 2005, 2004 and 2003, rental income was derived from one tenant. As such, future receipts are dependent upon the financial strength of the lessee and their ability to perform under the lease agreement.

The following tenant represents greater than 10% of total revenue:

      Burger King Corporation                                100%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying values of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

TENANT RENT RECEIVABLE

Tenant rent receivable is reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationships and concluded that any realization losses would be immaterial.

STEP RENT RECEIVABLE

The lease provides for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreement. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $304,000 and $243,000 at December 31, 2005 and 2004, respectively.

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $4,875,000 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial properties and accounts for its lease as an operating lease. Rental income from the lease, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                            Year Ended         Year Ended        Period Ended
                                           December 31,       December 31,       December 31,
                                               2005               2004               2003
(in thousands)                                                                    (compiled)
--------------------------------------------------------------------------------------------------
Income from leases                             $4,432             $4,303               $653
Straight-line rent adjustment                      61                153                 90
Reimbursable expenses                             878                800                194
--------------------------------------------------------------------------------------------------

     Total                                     $5,371             $5,256               $937
==================================================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2005, 2004 and 2003. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements

3.    Income Taxes (continued)

For the period ended December 31, 2003, the Company incurred a net operating loss for income tax purposes of approximately $2,566,000 that can be carried forward until it expires in the year 2023.

At December 31, 2005, the Company's net tax basis of its real estate assets was $46,215,000.

The following schedule reconciles net income (loss) to taxable income subject to distributions requirements:

                                                      Year Ended       Year Ended       Period Ended
                                                     December 31,     December 31,      December 31,
(in thousands)                                           2005             2004              2003
========================================================================================================
                                                                                         (compiled)

GAAP net income (loss)                                   $3,059           $2,469           $(2,595)

Add: Book depreciation and amortization                   1,439            1,438               240
     Organizational Cost write-off                                            --                16
Less: Tax depreciation and amortization                  (1,108)          (1,250)             (139)
Straight-line rents                                         (61)            (153)              (90)
--------------------------------------------------------------------------------------------------------

Taxable income (loss)[1]                                 $3,329           $2,504           $(2,568)
========================================================================================================

(1)   A tax loss is not subject to a distributions requirement.

The following schedule summarizes the tax components of the distributions paid for the year ended December 31:

(in thousands)                           2005                            2004
                            ------------------------------  -----------------------------
                            Preferred   Common       %      Preferred   Common      %
                            ---------  --------  ---------  ---------  --------  --------
Ordinary income               $3,359     $ --       77%       $2,361     $173        69%
Return of Capital              1,029       --       23%        1,037       78        31%
                            ---------  --------  ---------  ---------  --------  --------
Total                         $4,388     $ --      100%       $3,398     $251       100%
                            =========  ========  =========  =========  ========  ========

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                           FSP Blue Lagoon Drive Corp.
                          Notes to Financial Statements

4.    Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the period ended December 31, 2005, 2004 and 2003, fees incurred under the agreement were $52,000, $54,000 and $7,000, respectively.

An acquisition fee of $299,500 and other costs of $264,000 were paid in 2003, respectively, to an affiliate of the Common Shareholder. Such fees and costs were recorded in connection with the acquisition of the Property.

Syndication fees of $735,000 and $4,140,000 were paid in 2004 and 2003, respectively, to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2004 and 2003, the Company borrowed and repaid in full a note payable to FSP, principal of $48,000,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP in 2004 and 2003 was $13,000 and $182,000, respectively. The average interest rate during the time the loan was outstanding was 4.0%.

A commitment fee of $509,000 and $2,935,000 was paid to FSP in 2004 and 2003, respectively, for obtaining the first mortgage loan. Such amount is included in interest expense on the Statements of Operations.

The Company paid distributions in 2004 of $251,000 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

On January 30, 2004, FSP purchased 49.25 preferred shares (approximately 8.2%) of the Company for $4,925,000. FSP agreed to vote its shares in any matter presented to a vote by the stockholders of the Company in the same proportion as shares voted by other stockholders.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                 Year Ending
      (in thousands)             December 31,       Amount
                               -----------------   ---------
                                     2006          $ 4,565

                                     2007            4,667

                                     2008            3,500
                                                   ---------
                                                   $12,732
                                                   =========

In addition, the lessee is liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in November 2003, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period expires in three years with renewal options. During 2005, the lease was amended to extend the original term to 2008 and to grant additional renewal options..

7.    Subsequent Events

On January 20, 2006, the Board of Directors of the Company declared a cash distribution of $1,132,000 payable on February 21, 2006 to stockholders of record on January 31, 2006.

                                  SCHEDULE III

                           FSP Blue Lagoon Drive Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2005

                                                                        Initial Cost
                                                             -----------------------------------
                                                                                       Costs
                                                                       Buildings    Capitalized
                                                                     Improvements   (Disposals)
                                                                          and      Subsequent to
Description                                Encumbrances (1)   Land     Equipment    Acquisition
-----------                                ----------------   ----     ---------    -----------

Blue Lagoon Drive, Miami-Dade County, FL                      5,463      41,684       --

                                                               Historical Costs
                                           ------------------------------------------------------------

                                                    Buildings                              Total Costs,
                                                   Improvements                               Net of     Depreciable
                                                       and                   Accumulated   Accumulated       Life      Date of
Description                                 Land    Equipment    Total (2)   Depreciation  Depreciation     Years     Acquisition
-----------                                 ----    ---------    ---------  -------------  ------------     -----     -----------
                                             (in thousands)
Blue Lagoon Drive, Miami-Dade County, FL    5,463      41,684      47,147      2,316        44,831          39            2003

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $48,564.

                           FSP Blue Lagoon Drive Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                        December 31,
                                             -----------------------------------
(in thousands)                                 2005         2004        2003
================================================================================

Real estate investments, at cost:
   Balance, beginning of period              $47,147      $47,147      $    --
       Acquisitions                               --           --       47,147
       Improvements                               --           --           --
       Dispositions                               --           --           --
--------------------------------------------------------------------------------

   Balance, end of period                    $47,147      $47,147      $47,147
================================================================================

Accumulated depreciation:
    Balance, beginning of period             $ 1,247      $   178      $    --
        Depreciation                           1,069        1,069          178
        Dispositions                              --           --           --
--------------------------------------------------------------------------------

    Balance, end of period                   $ 2,316      $ 1,247      $   178
================================================================================

                                BLUE LAGOON DRIVE
                              FINANCIAL STATEMENTS
                                 FOR THE PERIOD
                     JANUARY 1, 2003 TO NOVEMBER 5, 2003 AND
                               FOR THE YEAR ENDED
                                DECEMBER 31, 2002


                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                                F-70

Statements of revenue over certain operating expenses                       F-70

Notes accompanying the statements of revenue over certain
      operating expenses                                                    F-72

                          INDEPENDENT AUDITORS' REPORT


To the Stockholders

FSP Blue Lagoon Drive Corp.
Wakefield, Massachusetts


We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of Blue Lagoon Drive for the period January 1, 2003 to November 5, 2003 and for the year ended December 31, 2002. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.


We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of Blue Lagoon Drive for the period January 1, 2003 to November 5, 2003 and for the year ended December 31, 2002 in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
June 27, 2005

                                BLUE LAGOON DRIVE
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
             FOR THE PERIOD JANUARY 1, 2003 TO NOVEMBER 5, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002


                                                      January 1, 2003
                                                             to          For the Year Ended
                                                      November 5, 2003   December 31, 2002
                                                      ----------------   -----------------

Revenue:

  Rental income                                          $3,955,561         $1,179,655
                                                         ----------         ----------

Certain Operating Expenses (Note 2):

  Taxes and insurance                                       651,371             73,019
  Management fees                                            83,333             25,000
  Administrative                                                256                297
  Operating and maintenance                                  93,059             21,379
                                                         ----------         ----------

                                                            828,019            119,695
                                                         ----------         ----------

Excess of revenue over certain operating expenses        $3,127,542         $1,059,960
                                                         ==========         ==========

The accompanying notes are an integral part of the statements of revenue over certain operating expenses.

                                BLUE LAGOON DRIVE
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
             FOR THE PERIOD JANUARY 1, 2003 TO NOVEMBER 5, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002


1.    DESCRIPTION OF THE PROPERTY:

The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Miami-Dade County, Florida (the "Property"). Completed in October 2002, the Property is a nine-story Class "A" suburban office tower containing 212,619 square feet located on approximately 5 acres of land. The Property was owned by Teacher's Insurance and Annuity Association of America and TIAA Realty, Inc. and sold to FSP Blue Lagoon Drive Corp (the "Company") on November 6, 2003.

2.    BASIS OF ACCOUNTING:

The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

Rental revenue includes income from the lease, certain reimbursable expenses, and straight-line rent adjustments associated with renting the property. A summary of rental revenue is shown in the following table:

                                              January 1, 2003      Year Ended
                                                      to          December 31,
                                             November 5, 2003         2002
                                             ----------------     ------------

Income from leases                              $3,524,839          $1,036,518
Straight-line rent adjustment                      223,842              82,009
Reimbursable expenses                              206,880              61,128
                                                ----------          ----------

              Total                             $3,955,561          $1,179,655
                                                ==========          ==========

Blue Lagoon Drive has retained substantially all of the risks and benefits of the Property and accounts for its lease as an operating lease. Rental income from leases, which include rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. Blue Lagoon Drive does not have any percentage rent arrangements with its tenant. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

                                BLUE LAGOON DRIVE
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
             FOR THE PERIOD JANUARY 1, 2003 TO NOVEMBER 5, 2003 AND
                      FOR THE YEAR ENDED DECEMBER 31, 2002


5.    CONCENTRATIONS OF RISKS:

For the period January 1, 2003 to November 5, 2005 and for the year ended December 31, 2002, rental income was from one lessee. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

6.    LEASES:

Blue Lagoon Drive, as lessor, has minimum future rentals due under a non-cancelable operating lease as follows:

                                Year Ending
                                December 31,           Amount
                                ------------          --------
      (in thousands)
                                   2003               $   653
                                   2004                 4,303
                                   2005                 4,432
                                   2006                 4,565
                                   2007                 3,500
                                                      --------
                                                      $ 17,453
                                                      ========

In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.

                            FSP Eldridge Green Corp.
                              Financial Statements
                           December 31, 2005 and 2004

                                Table of Contents

                                                                            Page
                                                                            ----
Financial Statements

Independent Auditor's Report.............................................   F-75

Balance Sheets as of December 31, 2005 and 2004..........................   F-76

Statements of Operations for the years ended December 31, 2005 and 2004..   F-77

Statements of Changes in Stockholders' Equity for the years ended
      December 31, 2005 and 2004.........................................   F-78

Statements of Cash Flows for the years ended December 31, 2005 and 2004..   F-79

Notes to Financial Statements............................................   F-80

                    [LETTERHEAD OF BRAVER AND COMPANY, P.C.]


                          INDEPENDENT AUDITOR'S REPORT


To the Stockholders
FSP Eldridge Green Corp.
Wakefield, Massachusetts

We have audited the accompanying balance sheets of FSP Eldridge Green Corp. as of December 31, 2005 and 2004, and the related statements of operations, changes in stockholders' equity and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FSP Eldridge Green Corp. as of December 31, 2005 and 2004; and the results of its operations and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Braver and Company, P.C.
Newton, Massachusetts
March 1, 2006
(except for Note 7, as to which the date is March 10, 2006)

                            FSP Eldridge Green Corp.
                                 Balance Sheets

                                                                                December 31,
                                                                        -----------------------------
(in thousands, except shares and par value amounts)                         2005             2004
=====================================================================================================

Assets:

Real estate investments, at cost:
     Land                                                                $  2,356         $  2,356
     Buildings and improvements                                            33,054           33,054
-----------------------------------------------------------------------------------------------------
                                                                           35,410           35,410

     Less accumulated depreciation                                          1,625              777
-----------------------------------------------------------------------------------------------------

Real estate investments, net                                               33,785           34,633

Acquired real estate leases, net of accumulated amortization
      of $357 and $171                                                      1,165            1,351
Cash and cash equivalents                                                   2,391            2,569
Cash-funded reserves                                                        1,458            1,458
Tenant rent receivable                                                         19                9
Step rent receivable                                                          421              246
Deferred leasing costs, net of accumulated amortization
      of $93 and $27                                                          407              473
Prepaid expenses and other assets                                              23               46
-----------------------------------------------------------------------------------------------------

      Total assets                                                       $ 39,669         $ 40,785
=====================================================================================================

Liabilities and Stockholders' Equity:

Liabilities:
Accounts payable and accrued expenses                                    $  1,016         $  1,539
Distributions payable                                                          --              943
-----------------------------------------------------------------------------------------------------

     Total liabilities                                                      1,016            2,482
-----------------------------------------------------------------------------------------------------

Commitments and Contingencies:                                                 --               --

Stockholders' Equity:
     Preferred Stock, $.01 par value, 452.5 shares
       authorized, issued and outstanding                                      --               --

     Common Stock, $.01 par value, 1 share
        authorized, issued and outstanding                                     --               --
     Additional paid-in capital                                            41,527           41,527
     Retained deficit and distributions in excess of earnings              (2,874)          (3,224)
-----------------------------------------------------------------------------------------------------

     Total Stockholders' Equity                                            38,653           38,303
-----------------------------------------------------------------------------------------------------

     Total Liabilities and Stockholders' Equity                          $ 39,669         $ 40,785
=====================================================================================================

                See accompanying notes to financial statements.

                            FSP Eldridge Green Corp.
                            Statements of Operations

                                                                 For the Years Ended December 31,
                                                                ----------------------------------
(in thousands, except shares and per share amounts)                 2005                2004
==================================================================================================

Revenues:
     Rental                                                          $6,452             $5,585
--------------------------------------------------------------------------------------------------

       Total revenue                                                  6,452              5,585
--------------------------------------------------------------------------------------------------

Expenses:

     Rental operating expenses                                          935                673
     Real estate taxes and insurance                                    926              1,015
     Depreciation and amortization                                    1,100                975
     Interest                                                            --              2,814
--------------------------------------------------------------------------------------------------

       Total expenses                                                 2,961              5,477
--------------------------------------------------------------------------------------------------

Income before interest income                                         3,491                108

Interest income                                                          67                 63
--------------------------------------------------------------------------------------------------

Net income before distributions to common stockholder                 3,558                171

Distributions paid to common stockholder                                 --                327
--------------------------------------------------------------------------------------------------

Net income (loss) attributable to preferred stockholders             $3,558              $(156)
==================================================================================================

Weighted average number of preferred shares outstanding,
     basic and diluted                                                452.5              451.6
==================================================================================================

Net income (loss) per preferred share, basic and diluted             $7,863              $(345)
==================================================================================================

                See accompanying notes to financial statements.

                            FSP Eldridge Green Corp.
                  Statement of Changes in Stockholders' Equity
                 For the Years Ended December 31, 2005 and 2004

                                                                                       Retained Deficit
                                                                      Additional      and Distributions          Total
                                               Preferred    Common      Paid-in          in Excess of        Stockholders'
        (in thousands, except shares)            Stock       Stock      Capital            Earnings              Equity
==========================================================================================================================

Private offering of 452.5 shares, net             $ --       $ --        $41,527          $    --             $ 41,527

Distributions                                       --         --             --           (3,395)              (3,395)

Net income                                          --         --             --              171                  171
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2004                          --         --         41,527           (3,224)              38,303

Distributions                                       --         --             --           (3,208)              (3,208)

Net income                                          --         --             --            3,558                3,558
--------------------------------------------------------------------------------------------------------------------------

Balance, December 31, 2005                        $ --       $ --        $41,527          $(2,874)            $ 38,653
==========================================================================================================================

                See accompanying notes to financial statements.

                            FSP Eldridge Green Corp.
                            Statements of Cash Flows

                                                                                For the Years Ended December 31,
                                                                                --------------------------------
(in thousands)                                                                      2005              2004
================================================================================================================

Cash flows from operating activities:
     Net income                                                                    $ 3,558         $    171
     Adjustments to reconcile net income to net cash provided by operating activities:
            Depreciation and amortization                                            1,100              975
         Changes in operating assets and liabilities:
            Cash-funded reserves                                                        --           (1,458)
            Tenant rent receivable                                                     (10)              (9)
            Step rent receivable                                                      (175)            (246)
            Prepaid expenses and other assets                                           23              (46)
            Accounts payable and accrued expenses                                     (523)           1,539
            Payment of deferred leasing costs                                           --             (500)
----------------------------------------------------------------------------------------------------------------

                       Net cash provided by operating activities                     3,973              426
----------------------------------------------------------------------------------------------------------------

Cash flows from investing activities:
     Purchase of real estate assets                                                     --          (35,410)
     Purchase of acquired real estate leases                                            --           (1,522)
----------------------------------------------------------------------------------------------------------------

                       Net cash used for investing activities                           --          (36,932)
----------------------------------------------------------------------------------------------------------------

Cash flows from financing activities:
     Proceeds from sale of company stock                                                --           45,260
     Syndication costs                                                                  --           (3,733)
     Distributions to stockholders                                                  (4,151)          (2,452)
     Proceeds from long-term debt                                                       --           36,500
     Principal payments on long-term debt                                               --          (36,500)
----------------------------------------------------------------------------------------------------------------

                       Net cash provided by (used for) financing activities         (4,151)          39,075
----------------------------------------------------------------------------------------------------------------

Net (decrease) increase in cash and cash equivalents                                  (178)           2,569

Cash and cash equivalents, beginning of year                                         2,569               --
----------------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                             $ 2,391         $  2,569
================================================================================================================

Supplemental disclosure of cash flow information:

Cash paid for:
     Interest                                                                      $    --         $  2,814

Disclosure of non-cash financing activities:
     Distributions declared but not paid                                           $    --         $    943

                 See accompanying notes to financial statements.

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements

1.    Organization

FSP Eldridge Green Corp. (the "Company") was organized on December 4, 2003 as a Corporation under the laws of the State of Delaware to purchase, own and operate a five-story Class "A" suburban office building containing approximately 248,399 rental square feet of space located on approximately 8 acres of land in Houston, TX (the "Property"). The Company acquired the Property on January 16, 2004.

2.    Summary of Significant Accounting Policies

BASIS OF PRESENTATION

The results of operations from purchase of Property to date are not necessarily indicative of the results to be obtained for other interim periods or for the full fiscal year.

ESTIMATES AND ASSUMPTIONS

The Company prepares its financial statements and related notes in conformity with accounting principles generally accepted in the United States of America ("GAAP"). These principles require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

REAL ESTATE AND DEPRECIATION

Real estate assets are stated at the lower of cost or fair value, as appropriate, less accumulated depreciation.

Costs related to property acquisition and improvements are capitalized. Typical capital items include new roofs, site improvements, various exterior building improvements and major interior renovations. Funding for capital improvements typically is provided by cash set aside at the time the Property was purchased.

Routine replacements and ordinary maintenance and repairs that do not extend the life of the asset are expensed as incurred. Typical expense items include interior painting, landscaping and minor carpet replacements. Funding for repairs and maintenance items typically is provided by cash flows from operating activities.

Depreciation is computed using the straight-line method over the assets' estimated useful lives as follows:

      Category                               Years
      --------                               -----
      Building - Commercial                    39
      Building Improvements                  15-39
      Furniture & Equipment                   5-7

The following schedule reconciles the cost of the Property as shown in the Offering Memorandum as to the amounts shown on the Company's Balance Sheet:

      (in thousands)
      --------------

      Price per offering memorandum                               $   36,500
      Plus:  Acquisition fees                                            226
      Plus:  Other acquisition costs                                     206
      -------------------------------------------------------------------------
        Total acquisition costs                                   $   36,932
      =========================================================================

These costs are reported in the Company's Balance Sheet as follows:

      (in thousands)
      --------------

      Land                                                        $    2,356
      Building                                                        33,054
      Acquired real estate leases                                      1,522
      -------------------------------------------------------------------------
        Total reported on balance sheet                           $   36,932
      =========================================================================

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

REAL ESTATE AND DEPRECIATION (continued)

The Company evaluates its assets used in operations by identifying indicators of impairment and by comparing the sum of the estimated undiscounted future cash flows for each asset to the asset's carrying value. When indicators of impairment are present and the sum of the undiscounted future cash flows is less than the carrying value of such asset, an impairment loss is recorded equal to the difference between the asset's current carrying value and its fair value based on discounting its estimated future cash flows. At December 31, 2005 and 2004, no such indicators of impairment were identified.

Depreciation expense of $848,000 and $777,000 is included in depreciation and amortization in the Company's Statements of Operations for the years ended December 31, 2005 and 2004.

ACQUIRED REAL ESTATE LEASES

Acquired real estate leases represent the estimated value of legal and leasing costs related to acquired leases that were included in the purchase price when the Company acquired the Property. Under Statement of Financial Accounting Standards ("SFAS") No. 141 "Business Combinations", which was approved by the Financial Accounting Standards Board ("FASB") in June 2001, the Company is required to segregate these costs from its investment in real estate. The Company subsequently amortizes these costs on a straight-line basis over the remaining life of the related lease. Amortization expense of $186,000 and $171,000 is included in Depreciation and Amortization in the Company's Statements of Operations for the years ended December 31, 2005 and 2004.

Acquired real estate lease costs included in the purchase price of the Property were $1,522,000 and are being amortized over the remaining life of the related lease assumed, which is a weighted average period of eight years. Detail of the acquired real estate lease as of December 31, 2005 and 2004:

      (in thousands)                                2005          2004
      ------------------------------------------------------------------

      Cost                                         $1,522        $1,522
      Accumulated amortization                       (357)         (171)
      ------------------------------------------------------------------
      Book value                                   $1,165        $1,351
      ==================================================================

The estimated annual amortization expense for the five years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------
      2006                                    $   186
      2007                                    $   186
      2008                                    $   186
      2009                                    $   186
      2010                                    $   186

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an initial maturity of three months or less to be cash equivalents.

CASH-FUNDED RESERVES

The Company has set aside funds in anticipation of future capital needs of the Property. These funds typically are used for the payment of real estate assets and deferred leasing commissions; however, there is no legal restriction on their use and they may be used for any Company purpose.

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

CONCENTRATION OF CREDIT RISKS

Cash, cash equivalents and short-term investments are financial instruments that potentially subject the Company to a concentration of credit risk. The Company maintains its cash balances and short-term investments principally in one bank which the Company believes to be creditworthy. The Company periodically assesses the financial condition of the bank and believes that the risk of loss is minimal. Cash balances held with various financial institutions frequently exceed the insurance limit of $100,000 provided by the Federal Deposit Insurance Corporation.

For the years ended December 31, 2005 and 2004, rental income was derived from one tenant. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

The following tenants represent greater than 10% of total revenue:

      Citgo Petroleum Corporation                            100%

FINANCIAL INSTRUMENTS

The Company estimates that the carrying value of cash and cash equivalents and cash-funded reserves approximate their fair values based on their short-term maturity and prevailing interest rates.

TENANT RENT RECEIVABLE

Tenant rents receivable are reported at the amount the Company expects to collect on balances outstanding at year-end. Management monitors outstanding balances and tenant relationship and concluded that any realization losses would be immaterial.

STEP RENT RECEIVABLE

Certain leases provide for fixed increases over the life of the lease. Rental revenue is recognized on the straight-line basis over the related lease term; however, billings by the Company are based on required minimum rentals in accordance with the lease agreements. Step rent receivable, which is the cumulative revenue recognized in excess of amounts billed by the Company, is $421,000 and $246,000 as of December 31, 2005 and 2004.

DEFERRED LEASING COSTS

Deferred leasing commissions represent direct and incremental external leasing costs incurred in the leasing of commercial space. These costs are capitalized and are amortized on a straight-line basis over the terms of the related lease agreements. Amortization expense was $66,000 and $27,000 for the years ended December 31, 2005 and 2004. Detail of the deferred leasing costs as of December 31, 2005 and 2004:

      (in thousands)                            2005           2004
      --------------                          ----------------------
      Costs                                     $500           $500
      Accumulated Amortization                   (93)           (27)
                                              ----------------------
      Book Value                                $407           $473
                                              ======================

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements

2.    Summary of Significant Accounting Policies (continued)

DEFERRED LEASING COSTS

The estimated annual amortization expense for the five years succeeding December 31, 2005 are as follows:

      (in thousands)
      --------------
      2006                                      $66
      2007                                      $66
      2008                                      $66
      2009                                      $66
      2010                                      $66

SYNDICATION FEES

Syndication fees are selling commissions and other costs associated with the initial offering of the Company's preferred shares. Such costs, in the amount of $3,733,500 have been reported as a reduction in Stockholders' Equity in the Company's Balance Sheets.

REVENUE RECOGNITION

The Company has retained substantially all of the risks and benefits of ownership of the Company's commercial property and accounts for its lease as operating lease. Rental income from the lease, which may include rent concession (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. The Company does not have any percentage rent arrangements with its commercial property tenant. Reimbursable costs are included in rental income in the period earned. A schedule showing the components of rental revenue is shown below.

                                          Year Ended        Year Ended
                                         December 31,      December 31,
      (in thousands)                         2005              2004
      ==================================================================
      Income from leases                    $4,202            $3,635
      Straight-line rent adjustment            175               246
      Reimbursable expenses                  2,075             1,704
      ------------------------------------------------------------------

           Total                            $6,452            $5,585
      ==================================================================

INTEREST INCOME

Interest income is recognized when the related services are performed and the earnings process is complete.

INCOME TAXES

The Company has elected to be taxed as a Real Estate Investment Trust ("REIT") under the Internal Revenue Code of 1986, as amended. As a REIT, the Company generally is entitled to a tax deduction for dividends paid to its shareholders, thereby effectively subjecting the distributed net income of the Company to taxation at the shareholder level only. The Company must comply with a variety of restrictions to maintain its status as a REIT. These restrictions include the type of income it can earn, the type of assets it can hold, the number of shareholders it can have and the concentration of their ownership, and the amount of the Company's taxable income that must be distributed annually.

NET INCOME PER SHARE

The Company follows SFAS No. 128 "Earnings per Share", which specifies the computation, presentation and disclosure requirements for the Company's net income per share. Basic net income per preferred share is computed by dividing net income by the weighted average number of preferred shares outstanding during the period. Diluted net income per preferred share reflects the potential dilution that could occur if securities or other contracts to issue shares were exercised or converted into shares. There were no potential dilutive shares outstanding at December 31, 2005 and 2004. Subsequent to the completion of the offering of preferred shares, the holders of common stock are not entitled to share in any income nor in any related dividend.

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements

3.    Income Taxes

The Company files as a REIT under Sections 856-860 of the Internal Revenue Code of 1986, as amended. In order to qualify as a REIT, the Company is required to distribute at least 90% of its taxable income to shareholders and to meet certain asset and income tests as well as certain other requirements. The Company will generally not be liable for federal income taxes, provided it satisfies these requirements. Even as a qualified REIT, the Company is subject to certain state and local taxes on its income and property.

At December 31, 2005, the Company's net tax basis of its real estate assets was $35,604,000.

The following schedule reconciles net income to taxable income subject to distribution requirements:

                                                     Year Ended      Year Ended
                                                    December 31,    December 31,
(in thousands)                                          2005            2004
================================================================================

GAAP net income                                       $ 3,558           $ 171

Add: Book depreciation and amortization                 1,100             975
Less:  Tax depreciation and amortization                 (956)           (823)
Straight-line rents                                      (175)           (246)
--------------------------------------------------------------------------------
Taxable income                                         $3,527             $77
================================================================================


The following schedule summarizes the tax components of the distributions paid for the year ended December 31:

(in thousands)                           2005                            2004
                            ------------------------------  -----------------------------
                            Preferred   Common       %      Preferred   Common      %
                            ---------  --------  ---------  ---------  --------  --------
Ordinary income               $3,553     $ --       86%       $  112     $ 17         5%
Return of Capital                598       --       14%        2,013      310        95%
                            ---------  --------  ---------  ---------  --------  --------
Total                         $4,151     $ --      100%       $2,125     $327       100%
                            =========  ========  =========  =========  ========  ========

4.    Capital Stock

PREFERRED STOCK

Generally, each holder of Shares of Preferred Stock is entitled to receive ratably all dividends, if any, declared by the Board of Directors out of funds legally available. The right to receive dividends shall be non-cumulative, and no right to dividends shall accrue by reason of the fact that no dividend has been declared in any prior year. Each holder of Shares will be entitled to receive, to the extent that funds are available therefore, $100,000 per Share, before any payment to the holder of Common Stock, out of distributions to stockholders upon liquidation, dissolution or the winding up of the Company; the balance of any such funds available for distribution will be distributed among the holders of Shares and the holder of Common Stock, pro rata based on the number of shares held by each; provided, however, that for these purposes, one share of Common Stock will be deemed to equal one-tenth of a share of Preferred Stock.

In addition to certain voting rights provided in the corporate agreements, the holder of Shares, acting by consent of at least 51%, shall have the further right to approve or disapprove a proposed sale of the Property, the merger of the Company with any other entity and amendments to the corporate charter. A vote of the holders of 66.67% of the Shares is required for the issue of any additional shares of capital stock. Holders of Shares have no redemption or conversion rights.

                            FSP Eldridge Green Corp.
                          Notes to Financial Statements

4.    Capital Stock (continued)

COMMON STOCK

Franklin Street Properties Corp. ("FSP"), is the sole holder of the Company's Common Stock. FSP has the right, as one class together with the holders of Preferred Stock, to vote to elect the directors of the Company and to vote on all matters except those voted by the holders of Shares of Preferred Stock. Subsequent to the completion of the offering of the preferred shares the holders of common shares are not entitled to share in any earnings nor any related dividend.

5.    Related Party Transactions

The Company executed a management agreement with FSP Property Management LLC, an affiliate of FSP, that provides for a management fee equal to 1% of collected revenues and is cancelable with 30 days notice by either party. For the years ended December 31, 2005 and 2004, fees incurred under the agreement were $63,000 and $53,000.

An acquisition fee of $226,250 and other costs of $206,000 were paid in 2004 to an affiliate of the Common Shareholder. Such fees and costs were recorded in connection with the acquisition of the property.

Syndication fees of $3,733,000 were paid in 2004 to an affiliate of the Common Shareholder for services related to syndication of the Company's preferred stock.

During 2004, the Company borrowed and repaid in full a note payable to FSP, principal of $36,500,000, with interest equal to the Citizens Bank base rate. Interest paid to FSP was $212,000. The average interest rate during the time the loan was outstanding was 4.00%.

A commitment fee of $2,602,000 was paid in 2004 to FSP for obtaining the first mortgage loan. Such amount is included in interest expense on the Statement of Operations.

The Company paid a dividend of $327,000 in 2004 to the common shareholder relating to earnings of the Company prior to the completion of the offering of preferred shares.

6.    Commitments and Contingencies

The Company, as lessor, has minimum future rentals due under non-cancelable operating leases as follows:

                                        Year Ending
      (in thousands)                    December 31,        Amount
                                        ------------       --------
                                            2006            $ 4,285
                                            2007              4,285
                                            2008              4,285
                                            2009              4,285
                                            2010              4,699
                                         Thereafter           5,578
                                                           ---------
                                                            $27,417
                                                           =========

In addition, the lessees are liable for real estate taxes and certain operating expenses of the Property.

Upon acquiring the commercial rental property in January 2004, the Company was assigned the lease agreement between the seller of the Property and the existing tenant. The original lease period ends on February 29, 2012 with renewal options.

7.    Subsequent Events

On January 20, 2006, the Board of Directors of the Company declared a cash distribution of $1,133,000 payable on February 21, 2006 to stockholders of record on January 31, 2006.

On March 10, 2006, the Board of Directors of the Company approved an agreement to redeem 10 shares of Preferred Stock from one shareholder for an aggregate amount of $1,241,000. The transaction was completed on March 14, 2006.

                                  SCHEDULE III

                            FSP Eldridge Green Corp.
                    Real Estate and Accumulated Depreciation
                                December 31, 2005

                                                                        Initial Cost
                                                             -----------------------------------
                                                                                       Costs
                                                                       Buildings    Capitalized
                                                                     Improvements   (Disposals)
                                                                          and      Subsequent to
Description                                Encumbrances (1)   Land     Equipment    Acquisition
-----------                                ----------------   ----     ---------    -----------

   Eldridge Green, Houston, TX                                2,356      33,054       --

                                                              Historical Costs
                                          ------------------------------------------------------------

                                                   Buildings                              Total Costs,
                                                  Improvements                               Net of     Depreciable
                                                      and                   Accumulated   Accumulated       Life      Date of
Description                                Land    Equipment    Total (2)   Depreciation  Depreciation     Years     Acquisition
-----------                                ----    ---------    ---------  -------------  ------------     -----     -----------
                                            (in thousands)
   Eldridge Green, Houston, TX             2,356      33,054      35,410      1,625        33,785          39            2004

(1)   There are no encumbrances on the above properties.
(2)   The aggregate cost for Federal Income Tax purposes is $36,932.

                            FSP Eldridge Green Corp.

The following table summarizes the changes in the Company's real estate investments and accumulated depreciation:

                                                                December 31,
                                                         -----------------------
(in thousands)                                             2005          2004
================================================================================

Real estate investments, at cost:
   Balance, beginning of period                           $35,410       $    --
       Acquisitions                                            --        35,410
       Improvements                                            --            --
       Dispositions                                            --            --
--------------------------------------------------------------------------------

   Balance, end of period                                 $35,410       $35,410
================================================================================

Accumulated depreciation:
    Balance, beginning of period                          $   777       $    --
        Depreciation                                          848           777
        Dispositions                                           --            --
--------------------------------------------------------------------------------

    Balance, end of period                                 $1,625          $777
================================================================================

                                 ELDRIDGE GREEN
                              FINANCIAL STATEMENTS
                                 FOR THE PERIOD
                     JANUARY 1, 2004 TO JANUARY 15, 2004 AND
                               FOR THE YEARS ENDED
                           DECEMBER 31, 2003 AND 2002


                                    CONTENTS

                                                                            PAGE

Independent auditors' report                                                F-89

Statements of revenue over certain operating expenses                       F-90

Notes accompanying the statements of revenue over certain operating
      expenses                                                              F-91

                          INDEPENDENT AUDITORS' REPORT



To the Stockholders

FSP Eldridge Green Corp.
Wakefield, Massachusetts


We have audited the accompanying statements of revenue over certain operating expenses (the "Statements") of Eldridge Green for the period January 1, 2004 to January 15, 2004 and for the years ended December 31, 2003 and 2002. These Statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these Statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the Statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall Statements' presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying Statements were prepared to comply with the requirements of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, and exclude certain expenses described in Note 2 and, therefore, are not intended to be a complete presentation of the Property's revenue and expenses.

In our opinion, these Statements referred to above present fairly, in all material respects, the revenue over certain operating expenses (as described in Note 2) of Eldridge Green for the period January 1, 2004 to January 15, 2004 and for the years ended December 31, 2003 and 2002, in conformity with the basis of accounting described in Note 2.


/s/ Braver and Company, P.C.
Newton, Massachusetts
June 27, 2005

                                 ELDRIDGE GREEN
              STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
             FOR THE PERIOD JANUARY 1, 2004 TO JANUARY 15, 2004 AND
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

                                                       January 1, 2004
                                                              to           For the Years Ended December 31,
                                                       January 15, 2004         2003              2002
                                                       ----------------      ----------        ----------
Revenue

   Rental income                                         $  307,768          $5,695,920        $5,993,257
                                                         ----------          ----------        ----------

Certain operating expenses

   Taxes and insurance                                       37,005             919,210           967,190
   Management fees                                           22,858             178,147           202,185
   Administrative                                            17,134             144,954           140,027
   Operating and maintenance                                 40,322             226,360           411,322
                                                         ----------          ----------        ----------

                                                            117,319           1,468,671         1,720,724
                                                         ----------          ----------        ----------

Excess of revenue over certain operating expenses        $  190,449          $4,227,249        $4,272,533
                                                         ==========          ==========        ==========

               The accompanying notes are an integral part of the
             statements of revenue over certain operating expenses.

                                 ELDRIDGE GREEN
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
             FOR THE PERIOD JANUARY 1, 2004 TO JANUARY 15, 2004 AND
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002


1.    DESCRIPTION OF THE PROPERTY:

The accompanying statements of revenue over certain operating expenses (the "Statements") include the operations of a commercial building located in Houston, Texas (the "Property"). The Property is a five-story Class "A" suburban office building containing approximately 248,399 rentable square feet on approximately eight acres of land. The Property was owned by Eldridge Office Development, L.P. and sold to FSP Eldridge Green Corp. (the "Company") on January 16, 2004.

2.    BASIS OF ACCOUNTING:

The accompanying Statements have been prepared on the accrual basis of accounting. The Statements have been prepared in accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for real estate properties acquired or to be acquired. Accordingly, these Statements exclude certain historical expenses not comparable to the operations of the Property after acquisition such as amortization, depreciation, interest, corporate expenses and certain other costs not directly related to future operations of the Property.

3.    REVENUE RECOGNITION:

Rental revenue includes income from the lease, certain reimbursable expenses, and straight-line rent adjustments associated with renting the Property.

                                January 1, 2004
                                        to            Year Ended December 31,
                                January 15, 2004       2003             2002
                                ----------------     ----------      ----------

Income from leases                   $157,837        $3,788,088      $3,774,293
Straight-line rent adjustment          15,460           371,094         386,726
Reimbursable expenses                 134,471         1,536,738       1,832,238
                                     --------        ----------      ----------

      Total                          $307,768        $5,695,920      $5,993,257
                                     ========        ==========      ==========

Eldridge Green has retained substantially all of the risks and benefits of the Property and accounts for its lease as an operating lease. Rental income from the lease, which includes rent concessions (including free rent and tenant improvement allowances) and scheduled increases in rental rates during the lease term, is recognized on a straight-line basis. Eldridge Green does not have any percentage rent arrangements with its tenant. Reimbursable costs are included in rental income in the period earned.

4.    USE OF ESTIMATES:

The preparation of the Statements in conformity with the basis of accounting described in Note 2 requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

5.    CONCENTRATIONS OF RISKS:

For the period January 1, 2004 to January 15, 2004 and for the years ended December 31, 2003 and 2002, rental income was received from one lessee. As such, future receipts are dependent upon the financial strength of the lessee and its ability to perform under the lease agreement.

                                 ELDRIDGE GREEN
  NOTES ACCOMPANYING THE STATEMENTS OF REVENUE OVER CERTAIN OPERATING EXPENSES
             FOR THE PERIOD JANUARY 1, 2004 TO JANUARY 15, 2004 AND
                 FOR THE YEARS ENDED DECEMBER 31, 2003 AND 2002

6.    LEASES:

Eldridge Green, as lessor, has minimum future rentals due under the non-cancelable operating lease as follows:

                               Year Ending
                               December 31,           Amount
                               ------------          --------
      (in thousands)
                                   2004               $ 3,635
                                   2005                 4,202
                                   2006                 4,285
                                   2007                 4,285
                                   2008                 4,285
                                Thereafter             14,563
                                                     ---------
                                                      $35,255
                                                     =========

In addition, the lessee is liable for real estate taxes and operating expenses as direct expenses to the lessee.